-------------------------------------------------------------------------------



                                CREDIT AGREEMENT


                                   $12,500,000



                                     between



                        CHEMICAL LEAMAN TANK LINES, INC.


                                       and


                              CORESTATES BANK, N.A.




                                  July 31, 1995


-------------------------------------------------------------------------------

                                                 Table of Contents

Preliminary Statement..................................................................................  1

1. The Credit..........................................................................................  1
         1.1  Credit Facilities........................................................................  1
                  (a)  Revolving Credit Loans..........................................................  1
                  (b)  Letters of Credit...............................................................  2
                  (c)  Term Loans......................................................................  2
         1.2  Notes....................................................................................  3
         1.3  Funding Procedures for Revolving Credit Loans............................................  3
         1.4  Commitment Fee...........................................................................  3
         1.5  Termination or Reduction of Commitment...................................................  4
         1.6  Refunding Term Loan......................................................................  4
         1.7  Refunding Term Note......................................................................  4
         1.8  Prepayments..............................................................................  5
         1.9  Funding Costs; Loss of Earnings..........................................................  5
         1.10 Payments Generally.......................................................................  5
         1.11 Interest.................................................................................  6
                  (a)  Definitions. ...................................................................  6
                  (b)  Interest Rate Election. ........................................................  7
                  (c)  Procedure for Determining Interest Periods and Rates of Interest. ..............  7
                  (d)  Payment and Calculation of Interest. ...........................................  7
                  (e)  Reserves. ......................................................................  8
                  (f)  Special Provisions Applicable to Adjusted Libor Rate. ..........................  8
                       (1)  Increased Costs............................................................  8
                       (2)  Unavailability of Eurodollar Funds.........................................  8
                       (3)  Illegality.................................................................  9
                  (g)  Default Rate. ..................................................................  9
         1.12 Regulatory Changes in Capital Requirements...............................................  9

2. Representations and Warranties...................................................................... 10
         2.1  Organization and Good Standing........................................................... 10
         2.2  Corporate Authority; No Violation........................................................ 10
         2.3  Validity of Documents.................................................................... 10
         2.4  Litigation............................................................................... 11
         2.5  ERISA.................................................................................... 11
         2.6  Financial Statements..................................................................... 12
         2.7  Margin Regulations....................................................................... 12
         2.8  Not in Default........................................................................... 12
         2.9  Tax Returns.............................................................................. 12
         2.10 Compliance with Law; Permits, Licenses, Etc.............................................. 12
         2.11 Indebtedness............................................................................. 12
         2.12 Capital Stock............................................................................ 13
         2.13 Hazardous Wastes, Substances and Petroleum Products...................................... 13
         2.14 Disclosure Generally..................................................................... 14

Credit Agreement, July 31, 1995       - i -    Chemical Leaman Tank Lines, Inc.


3. Security............................................................................................ 14
         3.1  Security Documents....................................................................... 14
         3.2  Release of Collateral.................................................................... 14

4. Conditions to Lending............................................................................... 15
         4.1  All Loans................................................................................ 15
                  (a)  Documents. ..................................................................... 15
                  (b)  Conditions. .................................................................... 15
                  (c)  Compliance; Representations and Warranties; No Material Adverse Change.......... 15
                  (d)  Charter Documents; Evidence of Authorization. .................................. 15
                  (e)  Legal Opinion. ................................................................. 15
                  (f)  Incumbency. .................................................................... 15
                  (g)  Note; Security Documents. ...................................................... 15
                  (h)  Other Closing Deliveries. ...................................................... 16
                  (i)  Other Documents. ............................................................... 16
         4.2  Refunding Term Loan...................................................................... 16
         4.3  Term Loan(s)............................................................................. 16

5. Covenants........................................................................................... 16
         5.1  Reporting Requirements................................................................... 16
                  (a)  Annual Financial Statements. ................................................... 16
                  (b)  Quarterly Financial Statements. ................................................ 17
                  (c)  Annual and Quarterly Default and Compliance Certificates. ...................... 17
                  (d)  Monthly Borrowing Base Statements. ............................................. 17
                  (e)  Interim Default Certificates. .................................................. 17
                  (f)  Other Statements and Reports. .................................................. 17
         5.2  Financial Condition and Ratios........................................................... 18
                  (a)  Borrowing Base. ................................................................ 18
                  (b)  Current Ratio. ................................................................. 18
                  (c)  Tangible Net Worth. ............................................................ 19
                  (d)  Liabilities to Tangible Net Worth. ............................................. 19
                  (e)  Debt Coverage. ................................................................. 19
                  (f)  Interest Coverage. ............................................................. 20
         5.3  Performance of Loan Documents; Further Assurances........................................ 20
         5.4  Compliance with Laws..................................................................... 20
         5.5  Maintenance of Assets; Permits, Licenses, Etc............................................ 20
         5.6  Insurance................................................................................ 20
         5.7  Environmental Matters.................................................................... 20
         5.8  ERISA.................................................................................... 21
         5.9  Corporate Existence...................................................................... 21
         5.10 Books and Records........................................................................ 21
         5.11 Merger; Purchase or Sale of Assets....................................................... 22
         5.12 Equipment................................................................................ 22
         5.13 Acquisitions and Investments............................................................. 22
         5.14 Loans; Advances.......................................................................... 22

Credit Agreement, July 31, 1995      - ii -    Chemical Leaman Tank Lines, Inc.


         5.15 Guarantees............................................................................... 22
         5.16  Use of Proceeds......................................................................... 22

6. Default............................................................................................. 22
         6.1  Events of Default........................................................................ 22
                  (a)  Principal or Interest. ......................................................... 23
                  (b)  No Notice Covenants. ........................................................... 23
                  (c)  10 Day Notice Covenants. ....................................................... 23
                  (d)  30 Day Notice Covenants. ....................................................... 23
                  (e)  Representations and Warranties. ................................................ 23
                  (f)  Cross Default. ................................................................. 23
                  (g)  Bankruptcy, Etc. ............................................................... 23
                  (h)  Judgments. ..................................................................... 23
                  (i)  ERISA. ......................................................................... 24
                  (j)  Ownership of CLC. .............................................................. 24
                  (k)  Material Adverse Change. ....................................................... 24
                  (l)  Associates Loan. ............................................................... 24
                  (m)  Accounts Receivable Funding Documents. ......................................... 24

7. Miscellaneous....................................................................................... 25
         7.1  Waiver................................................................................... 25
         7.2  Amendments............................................................................... 25
         7.3  Governing Law............................................................................ 25
         7.4  Assignment............................................................................... 25
         7.5  Severability............................................................................. 25
         7.6  Captions................................................................................. 25
         7.7  Notices.................................................................................. 26
         7.8  Set-Off.................................................................................. 26
         7.9  Indemnification.......................................................................... 26
         7.10 Expenses of the Bank..................................................................... 26
         7.11 Counterparts; Effectiveness.............................................................. 26
         7.12 1993 Agreement Superseded................................................................ 26

EXHIBITS:
         1        Form of Revolving Credit Note (ss.1.2)
         2        Form of Term Note (ss.1.2)
         3        Form of Request for Revolving Credit Loan (ss.1.3)
         4        Form of Refunding Term Note (ss.1.7)
         5        Form of Default and Compliance Certificate (ss.5.1(c))
SCHEDULES:
    2.11 Indebtedness
    2.12 Capital Stock

Credit Agreement, July 31, 1995     - iii -    Chemical Leaman Tank Lines, Inc.

                                CREDIT AGREEMENT



     Credit Agreement, dated July 31, 1995 (this "Agreement"), by and between CHEMICAL LEAMAN TANK LINES, INC., a Delaware corporation ("CLTL"), and CORESTATES BANK, N.A., a national banking association (the "Bank"), which amends and restates in its entirety the Amended and Restated Revolving Credit Agreement, dated May 14, 1993 as amended from time to time subsequent to said date (the "1993 Agreement"), among CLTL, the Bank and Chemical Leaman Corporation, a Pennsylvania corporation (the "CLC").

                              Preliminary Statement

     CLC owns all the issued and outstanding capital stock of CLTL and Quala Systems, Inc., a Delaware corporation ("QSI"). CLTL owns all of the issued and outstanding capital stock of CLT Services, Inc. a Delaware corporation ("CLT"). CLTL and QSI collectively own all of the issued and outstanding capital stock of Pickering Way Funding Corp., a Delaware corporation ("Pickering Way").

     CLTL and CLC have requested that the Bank amend and restate the 1993 Agreement to increase the Commitment from $10,000,000 to $12,500,000 and to extend the Commitment Period under the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, CLTL and the Bank hereby agree that the 1993 Agreement shall be and hereby is amended and restated in its entirety, and the parties hereby agree as follows:

                                  1. The Credit

     1.1 Credit Facilities.

     (a) Revolving Credit Loans. The Bank, under the terms and subject to the conditions of this Agreement, agrees to make loans (herein called "Revolving Credit Loans" or "Loans") to CLTL from time to time during the period (the "Commitment Period") commencing on the date hereof and ending on May 31, 1996, or on any earlier date as provided in ss.ss.1.5 and 6.1 hereof (herein called the "Termination Date"), in amounts not to exceed at any one time outstanding, in the aggregate, $12,500,000 (such amount, as reduced pursuant to ss.1.5, being referred to herein as the "Commitment" of the Bank). Each Revolving Credit Loan shall bear interest as provided in ss.1.11 hereof.

     Notwithstanding the foregoing, CLTL shall not be entitled to any Revolving Credit Loan if, after giving effect to such Loan, the aggregate unpaid amount of the Revolving Credit Loan, when added to the aggregate amount of Letters of Credit and any Term Loans outstanding as provided below, would exceed the Commitment. Further, CLTL shall not be entitled to any Revolving Credit Loan if, after giving effect to such Loan, the unpaid amount of the Revolving Credit Loan when added to the aggregate amount of Letters of Credit and any Term Loans outstanding would exceed CLTL's current Borrowing Base, as stated in the most recent Borrowing Base Certificate furnished to the Bank as provided herein. Within the limits of the Commitment and the Borrowing Base, CLTL may borrow, prepay and reborrow.

Credit Agreement, July 31, 1995      - 1 -     Chemical Leaman Tank Lines, Inc.

     (b) Letters of Credit. The Bank, under the terms and subject to the conditions of this Agreement, agrees to provide standby letters of credit to CLTL, from time to time during the Commitment Period, as requested by CLTL, provided that:

         (1) the aggregate amount of Letters of Credit outstanding at any one time shall not exceed $8,500,000, at any time hereafter, or such lesser amount, if any, as will, when added to the amount of the Revolving Credit Loan and any Term Loans then outstanding, aggregate $12,500,000 (or such lesser amount as CLTL is entitled to borrow hereunder at such time by reason of the limitation of the Borrowing Base or otherwise);

         (2) no Letter of Credit shall be issued after the Termination Date and no Letter of Credit shall be for a term longer than one year; and

         (3) no Letter of Credit shall be issued for other than regulatory bonding or insurance purposes.

     As used in this Agreement, "Letter of Credit" shall mean only those standby letters of credit issued pursuant to a completed application on the form of letter of credit application required by the Bank at the time of the request for each Letter of Credit.

     CLTL shall request a Letter of Credit by delivering a completed letter of credit application to the Bank not less than one Business Day prior to the date specified by CLTL as the date the Letter of Credit is to be issued. The term "Business Day" shall mean a day on which the Bank is open for business at its principal office.

     Letters of Credit shall not bear interest until drawn upon but shall each be subject to an annual charge, payable quarterly in arrears from the date of issuance, equal to two percent (2%) of the amount of the Letter of Credit.

     Within the foregoing limit, CLTL may request issuance of Letters of Credit, pay them upon a drawing thereunder and request new issuances. Any obligation of CLTL to pay money in connection with any Letter of Credit shall be secured as if made as a Loan hereunder. In the event CLTL shall terminate the Commitment as provided in ss.1.5 and shall pay the outstanding principal amount of the Revolving Credit Loan in full and with interest or the Termination Date shall occur at a time when one or more Letters of Credit remain outstanding, then CLTL shall furnish to the Bank within three Business Days such amount of cash, to be held as cash collateral and invested in certificates of deposit of the Bank, as will pay the maximum amount which may be drawn by beneficiaries of Letters of Credit outstanding at the date of such termination or Termination Date, as applicable; provided, however, that if CLTL has requested, is entitled pursuant to ss.1.6 hereof, and consummates a Refunding Term Loan, then in such circumstance cash collateral shall not be required.

     (c) Term Loans. During the Commitment Period, the Bank agrees to consider, on a case by case basis, making term loans (herein called "Term Loans") to CLTL, each in the minimum principal amount of $400,000, for the purpose of financing the purchase of tractors and trailers and repowered tractors under the terms and subject to the conditions of this Agreement and such other terms and conditions as the Bank may require at such time. Any such Term Loan will be secured by the Security Documents (defined in ss.3.1), which shall include a lien on the tractor or trailer being financed by the Term Loan, and shall bear interest and amortize pursuant to a schedule agreed upon by CLTL and the Bank at the time of such Term Loan.

Credit Agreement, July 31, 1995     - 2 -      Chemical Leaman Tank Lines, Inc.

     Notwithstanding the foregoing, CLTL shall not be entitled to any Term Loan if, after giving effect to such Term Loan, the amount of the Term Loan, when added to the aggregate amount of the Revolving Credit Loan, Letters of Credit and other Term Loans outstanding, would exceed the Commitment.

     1.2 Notes.

         (a) The Revolving Credit Loan shall be evidenced by a single promissory note executed by CLTL, in the form attached hereto as Exhibit 1 (the "Revolving Credit Note"), which shall be due and payable on the Termination Date and shall be in principal amount equal to the Commitment, or so much thereof as shall have been advanced and remain unpaid. The Revolving Credit Note shall be substituted for and replace, but will not discharge the indebtedness of CLTL under, the Refunding Term Note dated January 15, 1993 issued by CLTL to the Bank in the originally stated principal amount of $15,973,102.89.

         (b) Each Term Loan, if any, made as contemplated by ss.1.1(c) shall be evidenced by a separate promissory note executed by CLTL in the principal amount of the Term Loan and in the form attached hereto as Exhibit 2 or such other form and substance satisfactory to CLTL and the Bank at the time of such Term Loan (each a "Term Loan Note").

     1.3 Funding Procedures for Revolving Credit Loans.

         (a) Each Revolving Credit Loan shall be initiated by delivery to the Bank of a written loan request signed by the chief executive or chief financial officer of CLTL in substantially the form attached hereto as Exhibit 3 (the "Loan Request"). Each Loan Request shall be delivered not less than one Business Day prior to the date of the proposed Loan. No Loan Request shall be effective until actually received by the Bank.

         (b) Unless the Bank has knowledge that any applicable condition specified herein has not been satisfied, the Bank will make the funds available to CLTL not later than 12:00 P.M. (Philadelphia time) on the requested date of each Loan, by a credit to the account of CLTL at the Bank.

     1.4 Commitment Fee. CLTL agrees to pay the Bank as compensation for its Commitment, a fee ("Commitment Fee") computed at the rate of one-half of one percent (1/2%) per annum on the average daily amount of the unused portion of the Commitment accrued from and after the date hereof. The unused portion of the Commitment shall mean the Commitment less the principal amount of the outstanding Revolving Credit Loan and the aggregate amount of any and all outstanding Term Loans and Letters of Credit issued hereunder. The Commitment Fee shall be calculated and be payable quarterly in arrears and on the Termination Date. The Commitment Fee shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

     1.5 Termination or Reduction of Commitment. CLTL may at any time prior to the Termination Date, on not less than one Business Day's prior written notice, terminate or permanently reduce the Commitment. In the event the Commitment is terminated, CLTL simultaneously shall pay or prepay (as applicable) the Revolving Credit Loan and any Term Loans in full with interest as provided herein. In the event the Commitment is permanently reduced, CLTL simultaneously shall make a payment or prepayment (as applicable) in respect of the Revolving Credit Loan and any Term Loans (as applicable), with interest as provided herein, in such amount as is necessary to assure that the aggregate amount of the Revolving Credit Loan, Letters of Credit and any Term Loans outstanding immediately after such reduction will not exceed the Commitment as reduced. Any prepayment of the Revolving Credit Loan that is based upon Adjusted Libor Rate or any Term Loan shall be subject to a prepayment penalty pursuant to ss.1.9 hereof.

Credit Agreement, July 31, 1995      - 3 -     Chemical Leaman Tank Lines, Inc.

     1.6 Refunding Term Loan. Upon request therefor by CLTL and subject to the terms and conditions set forth herein, the Bank agrees to refund on the Termination Date (or, if so elected by CLTL by written notice to the Bank at least 20 days prior to such refunding date, on any date which is within 20 days immediately prior to the Termination Date), which for purposes of this ss.1.6 shall not include any date that would be a Termination Date by reason of ss.6.1, the principal amount of the Revolving Credit Loan outstanding at the said Termination Date, by making a term loan ("Refunding Term Loan") in principal amount equal to the principal amount of the Revolving Credit Loan outstanding. The Refunding Term Note issued in connection with such Refunding Term Loan shall also include the maximum amount which may be drawn by beneficiaries of Letters of Credit outstanding as the said Termination Date and the amounts drawn under such Letters of Credit after the date of execution and delivery by CLTL of the Refunding Term Note shall be deemed added to the amount of the Refunding Term Loan.

     1.7 Refunding Term Note. The Refunding Term Loan shall be evidenced by a single promissory note executed by of CLTL, in the form attached hereto as
Exhibit 4 (the "Refunding Term Note") in principal amount equal to the sum of
(a) the unpaid principal amount of the Revolving Credit Loan due and (b) in the event the Termination Date shall occur at a time when one or more Letters of Credit remain outstanding, the maximum amount which may be drawn by beneficiaries of Letters of Credit outstanding at the Termination Date. The Refunding Term Note shall be due in forty-eight (48) equal consecutive monthly installments of principal due on the first day of each month commencing with the first such date following the date of the Refunding Term Note, provided that such first payment shall not be due less that fifteen (15) days following the date of the Refunding Term Note. Each installment shall be rounded upwards to the next whole dollar except in the case of the final installment which shall be in an amount sufficient to pay in full the remaining unpaid principal amount of the Refunding Term Note. Each principal installment shall be accompanied by a payment of interest accrued to the date of such installment. The Refunding Term Loan shall bear interest on the outstanding principal amount thereof from the date of the Refunding Term Loan at the Base Rate plus one percent (1%), which rate, at CLTL's election made on the date the Refunding Term Loan is made, shall change when and as the Base Rate changes or remain fixed at the Base Rate in effect of the date the Refunding Term Loan is made. After the issuance of the Refunding Term Note, any amounts received by the Bank under the Refunding Term
Note in excess of the unpaid principal amount of the Revolving Credit Loan, together with interest thereon as provided herein, shall be held as cash collateral by the Bank and deposited in an interest bearing account with the Bank, up to a maximum amount equal to the amount which may be drawn by beneficiaries of all Letters of Credit outstanding, as such Letters of Credit may be amended from time to time. The Bank will surrender to CLTL the Revolving Credit Note held by it duly marked canceled against issuance and delivery of the Refunding Term Note. Payments of principal other than the regular monthly installments of principal to be made by CLTL in respect of the Refunding Term Note shall be applied to payments of principal due in the inverse order of maturity. No adjustment shall be made in the amount of the monthly installment of principal due in respect of the Refunding Term Note by reason of the cancellation or termination of any letter of credit after the date of issuance of the Refunding Term Note. Interest shall accrue only on the principal balance actually outstanding from time to time under the Refunding Term Note. The two percent annual charge in respect of Letters of Credit as set forth in ss.1.1(b) shall continue in effect for so long as any Letter of Credit shall remain in effect.

     1.8 Prepayments. Pursuant to ss.1.5 hereof, CLTL may make certain prepayments of the unpaid principal amount of the Revolving Credit Loans and any Term Loan in connection with the termination or reduction of the Commitment. Pursuant to ss.5.2(a) hereof, CLTL may be obligated to make certain mandatory prepayments of the unpaid principal amount of the Revolving Credit Loan or the Refunding Term Loan (as applicable). In addition, CLTL shall have the right, on not less than one Business Day's notice to the Bank,

Credit Agreement, July 31, 1995      - 4 -     Chemical Leaman Tank Lines, Inc.

to prepay the Revolving Credit Loan, any Term Loan or the Refunding Term Loan (as applicable) in whole at any time or in part from time to time, in either case with accrued interest to the date of such prepayment on the principal amount being prepaid. Each partial prepayment shall be applied to principal installments remaining on the Revolving Credit Loan, any Term Loans or the Refunding Term Loan (as applicable) in the inverse order of their maturities. In the event no specification is made concerning the Loan to which the payment is to be applied, the Bank shall in its sole discretion, make such specification. Prepayment of any portion of the Revolving Credit Loan which is based upon an Adjusted Libor Rate or any Term Loan shall be subject to a prepayment penalty pursuant to ss.1.9 hereof.

     1.9 Funding Costs; Loss of Earnings. Prepayments of Base Rate Loans shall be without premium or penalty. In connection with any prepayment of an Adjusted Libor Rate Loan or any Term Loan, whether such prepayment is voluntary, mandatory, by demand, acceleration or otherwise, CLTL shall pay to the Bank, in addition to such prepayment and the accrued interest thereon, an amount equal to the excess of (a) the aggregate present value of the scheduled principal and interest payments eliminated by the prepayment over (b) the principal amount being prepaid. The discount rate used for such calculation shall be the yield to maturity at the time of the prepayment on U.S. Treasury securities having a maturity which most closely approximates the final maturity date of the principal balance then outstanding.

     1.10 Payments Generally. All payments of principal, interest, fees, or other amounts payable hereunder, shall be remitted to the Bank at the address set forth opposite its name on the signature page hereof in immediately available funds. Whenever any payment is stated as due on a day which is not a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day and interest shall continue to accrue during such extension. CLTL authorizes the Bank (but the Bank shall not be obligated) to deduct from any account maintained by CLTL at the Bank any amount payable hereunder on or after the date upon which it is due and payable. Such authorization shall include but not be limited to amounts payable with respect to principal, interest, fees and expenses plus any amounts payable with respect to any drawing under any Letter of Credit.

     1.11 Interest.

         (a) Definitions. As used in this ss.1.11, the following words and terms shall have the meanings specified below:

               "Adjusted Libor Rate" shall mean, for any Interest Period, as applied to a Loan, the rate per annum (rounded upward, if necessary to the next 1/16th of 1%) determined pursuant to the following formula:

                    Adjusted Libor Rate =           Libor Rate
                                              ----------------------
                                              1 - Reserve Percentage

               "Base Rate" shall mean higher of (i) the Federal Funds Rate plus three-quarters of one percent (3/4%) per annum, and (ii) the Prime Rate.

               "Federal Funds Rate" shall mean for any day the effective rate of interest for such day, as announced from time to time by the Board of Governors of the Federal Reserve System as shown in publication H.15 as the "Federal Funds Rate."


Credit Agreement, July 31, 1995      - 5 -     Chemical Leaman Tank Lines, Inc.

               "Interest Period" shall mean a period of one (1), three (3) or six (6) months' duration, as CLTL may elect, during which the Adjusted Libor Rate is applicable; provided, however, that (a) interest shall accrue from and including the first day of each Interest Period to, but excluding, the day on which any Interest Period expires; (b) any Interest Period which would otherwise end on a day which is not a London Business Day shall be extended to the next succeeding London Business Day unless such London Business Day in another calendar month, in which case such Interest Period shall end on the next preceding London Business Day; and (c) with respect to an Interest Period which begins on the last London Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), the Interest Period shall end on the last London Business Day of a calendar month.

               "Libor Rate" shall mean the arithmetic average of the rates of interest per annum (rounded upward, if necessary to the next 1/16th of 1%) at which the Bank is offered deposits of United States Dollars in the London Interbank Market on or about eleven o'clock (11:00) a.m. London time three (3) Business Days prior to the commencement of such Interest Period in amounts substantially equal to such amount of the Revolving Credit Loan as to which CLTL may elect the Adjusted Libor Rate to be applicable with a maturity of comparable duration to the Interest Period selected by CLTL.

               "London Business Day" shall mean any Business Day on which banks in London, England are open for business.

               "Prime Rate" shall mean the rate of interest per annum announced by the Bank from time to time as its prime rate.

               "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System, comprising Part 204 of Title 12, Code of Federal Regulations, as amended and as may be amended from time to time, and any successor thereto.

               "Reserve" shall mean, for any day, that reserve (expressed as a decimal) which is in effect (whether or not actually incurred) with respect to the Bank on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor or any other banking authority to which the Bank is subject including any board or governmental or administrative agency of the United States or any other jurisdiction to which the Bank is subject), for determining the maximum reserve requirement (including without limitation any basic, supplemental, marginal or emergency reserves) for Eurocurrency liabilities as defined in Regulation D.

               "Reserve Percentage" shall mean, for the Bank on any day, that percentage (expressed as a decimal) prescribed by the Board of Governors of the Federal Reserve System (or any successor or any other banking authority to which the Bank is subject, including any board or governmental or administrative agency of the United States or any other jurisdiction to which the Bank is subject), for determining the reserve requirement (including without limitation any basic, supplemental, marginal or emergency reserves) for deposits of United States Dollars in a non-United States or an international banking office of the Bank used to fund a Loan bearing interest based on the Adjusted Libor Rate or any loan made with the

Credit Agreement, July 31, 1995      - 6 -     Chemical Leaman Tank Lines, Inc.

               proceeds of such deposit. The Adjusted Libor Rate shall be adjusted on and as of the effective day of any change in the Reserve Percentage.

     (b) Interest Rate Election. At CLTL's election in accordance with the provisions of ss.1.3 hereof, each advance under the Revolving Credit Loan shall bear interest on the outstanding principal amount thereof from the date of the advance at (i) the Base Rate plus three-quarters of one percent (3/4%) per annum, such rate to change when and as the Base Rate changes, or (ii) the Adjusted Libor Rate plus three percent (3%). In the event CLTL shall fail to make an interest rate election, the advance to be made shall bear interest as provided in this ss.1.11(b).

     (c) Procedure for Determining Interest Periods and Rates of Interest. If CLTL elects the Base Rate to be applicable to a Revolving Credit Loan advance, CLTL must notify the Bank of such election prior to eleven o'clock (11:00) a.m. Philadelphia time on the date of the proposed application of such rate. If CLTL elects the Adjusted Libor Rate to be applicable to a Revolving Credit Loan advance, CLTL must notify the Bank of such election and the Interest Period selected prior to eleven o'clock (11:00) a.m. Philadelphia time at least three
(3) London Business Days prior to the date of the proposed application of such rate. If CLTL does not provide the applicable notice for the Adjusted Libor Rate, then CLTL shall be deemed to have requested that the Base Rate apply to any Revolving Credit Loan advance as to which the Interest Period is expiring and to any new advance until CLTL shall have given proper notice of a change in or determination of the rate of interest in accordance with this ss.1.11(c).

     (d) Payment and Calculation of Interest. Interest shall be due and payable on the last day of each Interest Period for each advance bearing interest based on the Adjusted Libor Rate; provided, however, that with respect to advances which bear interest at the Adjusted Libor Rate having Interest Periods in excess of six (6) months, CLTL shall pay interest on the ninetieth (90th) day of the Interest Period and on the last day of the Interest Period. With respect to advances which bear interest at the Base Rate, CLTL shall pay interest on the first Business Day of each month commencing on the first such date after the advance which bears interest at such rate. Interest shall be calculated in accordance with the provisions of ss.1.11(b) hereof. Interest based on the Base Rate shall be calculated on the basis of the actual number of days elapsed over a year of three hundred sixty-five (365) or three hundred sixty-six (366) days, as the case may be, and interest based on the Adjusted Libor Rate shall be calculated on the basis of the actual number of days elapsed over a year of three hundred sixty (360) days.

     (e) Reserves. If at any time when any advance is subject to the Adjusted Libor Rate, and the Bank is subject to and incurs a Reserve, CLTL hereby agrees to pay within five (5) Business Days of demand thereof from time to time, as billed by the Bank, such additional amount as is necessary to reimburse the Bank for its costs in maintaining such Reserve. The determination by the Bank of such costs incurred and the allocation, if any, of such costs among CLTL and other customers which have similar arrangements with the Bank shall be prima facie evidence of the correctness of the fact and the amount of such additional costs.

     (f) Special Provisions Applicable to Adjusted Libor Rate. The following special provisions shall apply to the Adjusted Libor Rate as well as to the rate apply in the case of any Term Loan as contemplated by ss.1.1(c):

         (1) Increased Costs. The Adjusted Libor Rate or the rate on any Term Loan (a "Term Loan Rate")(as applicable) may be automatically adjusted by the Bank on a prospective basis to take into account the additional or increased cost of maintaining any necessary reserves for Eurodollar deposits or increased costs


Credit Agreement, July 31, 1995      - 7 -     Chemical Leaman Tank Lines, Inc.

due to changes in applicable law or regulation or the interpretation thereof by a governmental authority occurring subsequent to the commencement of the then applicable Interest Period, including but not limited to changes in tax laws (except changes of general applicability in corporate income tax laws) and changes in the reserve requirements imposed by the Board of Governors of the Federal Reserve System (or any successor), excluding the Reserve Percentage, that increase the cost to the Bank of funding the advance bearing interest at the Adjusted Libor Rate or any Term Loan at a Term Loan Rate (as applicable) and are generally applicable to the Bank's borrowers. The Bank shall give CLTL notice of such a determination and adjustment within 30 days of any such adjustment, including a calculation of the determination, which determination shall be prima facie evidence of the correctness of the fact and the amount of such adjustment.

         (2) Unavailability of Eurodollar Funds. In the event that CLTL shall have requested an Adjusted Libor Rate in accordance with ss.1.11(c) hereof and the Bank shall have reasonably determined that Eurodollar deposits equal to the amount of the principal of the advance for which the rate is requested and for the Interest Period specified are unavailable, or that the rate based on the Adjusted Libor Rate will not adequately and fairly reflect the cost of making or maintaining the principal amount of the advance specified by CLTL during the Interest Period specified or that by reason of circumstances affecting Eurodollar markets, adequate and reasonable means do not exist for ascertaining the Adjusted Libor Rate applicable to the specified Interest Period, the Bank shall promptly give notice of such determination to CLTL that the rate based on the Adjusted Libor Rate is not available. A determination by the Bank hereunder shall be prima facie evidence of the correctness of the fact and amount of such additional costs. Upon such a determination, the Bank's obligation to advance or maintain an advance at the Adjusted Libor Rate shall be suspended until the Bank shall have notified CLTL that such conditions shall have ceased to exist, and the Base Rate shall then be applicable to the Revolving Credit Loan.

         (3) Illegality. In the event that it becomes unlawful for the Bank to maintain Eurodollar liabilities sufficient to fund any advance based upon an Adjusted Libor Rate, then the Bank shall immediately notify CLTL thereof and the Bank's obligations hereunder to make or maintain any advances based upon an Adjusted Libor Rate shall be suspended until such time as the Bank may again cause the rate based on the Adjusted Libor Rate to be applicable to any advance, and the Base Rate shall then be applicable to the Revolving Credit Loan.

     (g) Default Rate. Notwithstanding the foregoing, upon the occurrence and during the continuance of an Event of Default, including after maturity and before and after the entry of any judgment, CLTL hereby agrees to pay to the Bank interest on the outstanding principal balance of the Revolving Credit Loan and each Term Loan which may be outstanding at the rate of two percent (2%) per annum in excess of the rates then available to and elected by CLTL for each Loan then outstanding (the "Default Rate"), and with respect to advances bearing interest based on the Adjusted Libor Rate, at the end of the applicable Interest Periods and thereafter, such advances shall bear interest at the rate of two percent (2%) per annum in excess of the Base Rate, such rate to change when and as the Base Rate changes.

     1.12 Regulatory Changes in Capital Requirements. If the Bank shall have determined in good faith that the adoption or the effectiveness after the date hereof of any law, rule, regulation or guideline regarding capital adequacy, or any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank (or any lending office of the Bank) or the Bank's holding company, if any, with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has the effect of reducing

Credit Agreement, July 31, 1995      - 8 -     Chemical Leaman Tank Lines, Inc.

the rate of return on the Bank's capital or on the capital of the Bank's holding company as a consequence of this Agreement, the Commitment, Letters of Credit or Loans made by the Bank pursuant hereto to a level below that which the Bank or its holding company would have achieved but for such adoption, change or compliance (taking into consideration the Bank's policies and the policies of the Bank's holding company with respect to capital adequacy) by an amount deemed by the Bank to be material, then from time to time CLTL shall pay to the Bank, within five (5) Business Days after receiving the Bank's demand therefor and the certificate referred to below, such additional amount or amounts as will compensate the Bank or its holding company for any such reduction suffered, which amount, if not paid within such period of five (5) Business Days, shall bear interest from the date due until payment in full thereof at the Default Rate. The Bank will notify CLTL of any event occurring after the date of this Agreement that will entitle the Bank to compensation pursuant to this Section within 90 days after the date of such occurrence or the date from which the Bank requests additional compensation, whichever is later.

     A certificate of the Bank setting forth in detail such amount or amounts as shall be necessary to compensate the Bank or its holding company as specified above shall be delivered to CLTL and shall be conclusive absent manifest error. For purposes of the application of this Section to CLTL and in calculating any amount that may be necessary to compensate a Bank under this Section, the Bank shall determine the applicability of this provision to CLTL and calculate the amount payable to the Bank hereunder in a manner consistent with the manner in which it shall apply and calculate similar compensation payable to it by other borrowers having provisions in their credit agreements comparable to this Section.

     Failure on the part of the Bank to demand compensation for increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of the Bank's right to demand compensation with respect to any other period.

                        2. Representations and Warranties

     CLTL and CLC each represent and warrant to the Bank that:

     2.1 Organization and Good Standing. Each of CLC and CLTL is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has the corporate power and authority necessary to own its assets, carry on its business and, to the extent it is a party hereto or thereto, enter into and perform its obligations hereunder, under the Revolving Credit Note, any Term Notes and any Refunding Term Note (the Revolving Credit Note, any Term Notes and any Refunding Term Note being referred to herein, individually, as a "Note" and collectively, as the "Notes"), and under all related loan documents (this Agreement, the Notes and the Security Documents (as defined in ss.3.1) being referred to herein, individually, as a "Loan Document" and collectively, as the "Loan Documents"). Each of CLC and CLTL is qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which it is required to so qualify and the failure to qualify could have a material adverse effect on it. CLC and CLTL each has filed for or obtained approval, as necessary, to operate in each state in which either CLC or CLTL, as applicable, provides intra-state service under the jurisdiction of any state regulatory agency.

     2.2 Corporate Authority; No Violation. To the extent each is a party thereto, the execution, delivery and performance of the Loan Documents are within each of CLC's and CLTL's power and authority and have been duly authorized by all necessary corporate action on the part of CLC and CLTL. To the extent each is a party thereto, the execution, delivery and performance of the Loan Documents by each of CLC and CLTL (a) do not and under present law will not require any consent or approval of any of its shareholders or

Credit Agreement, July 31, 1995      - 9 -     Chemical Leaman Tank Lines, Inc.

any other person, and (b) do not and under present law will not violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award, do not and will not violate any provision of its charter or by-laws, do not and will not result in any breach of any agreement, lease or instrument to which it is a party, by which it is bound or to which any of its assets is or may be subject, and do not and will not give rise to any lien or charge upon any of its assets except in favor of the Bank. Neither CLC nor CLTL is in default in any material respect under any of the foregoing.

     2.3 Validity of Documents. Each Loan Document, when executed and delivered, will be the legal, valid and binding obligation of CLC and CLTL, to the extent each is a party thereto, enforceable against CLC and CLTL, as applicable, in accordance with its terms. To the extent any Loan Document purports to be the undertaking of a party other than CLC, CLTL or the Bank, each such Loan Document, when executed and delivered, will be the legal, valid, binding obligation of each of such other party enforceable against each such other party in accordance with its terms. Each Loan Document which purports to create a lien or security interest, when executed and delivered, will be effective to create the lien or security interest it purports to create. Except for the obtaining of an Abbreviated Securities Certificate from the Pennsylvania Public Utility Commission (for which application was made June 27, 1995), no authorization, consent, approval, license, exemption of or filing or registration with any court, governmental agency or other tribunal is or under present law will be necessary to the validity or performance of any Loan Document.

     2.4 Litigation. Except as disclosed to the Bank in writing (including in financial statements delivered hereunder), there are no actions, suits or proceedings pending or threatened against or affecting either CLC or CLTL, or any assets of either CLC or CLTL before any court, government agency, or other tribunal, which if adversely determined could have a Material Adverse Effect on CLC or CLTL (as applicable).

                  "Material Adverse Effect" shall mean any event or condition which, in the good faith determination of the Bank, could result in a material adverse effect in the financial condition, assets, operations or prospects of CLC or CLTL (as applicable), or which gives reasonable grounds to conclude that CLC or CLTL (as applicable) may not or will not be able to perform or observe (in the normal course) its obligations under the Loan Documents to which it is a party, including but not limited to the Notes.

     2.5 ERISA. Each employee benefit plan of CLC or CLTL (the "Plans") in which any employees of CLC or CLTL participate that is subject to any provision of the Employee Retirement Income Security Act of 1974 or the Multiemployer Pension Plan Amendments Act of 1980 and of the regulations adopted pursuant thereto (hereinafter collectively called "ERISA") is being administered in accordance with the documents and instruments governing such Plans, and such documents and instruments are substantially consistent with the applicable provisions of ERISA. There are no "prohibited transactions" which could subject CLC or CLTL to a material tax or penalty on prohibited transactions imposed by the Internal Revenue Code of 1986, as amended (the "Code"), or ERISA. None of the Plans which are "employee pension benefit plans" or the trusts created thereunder have been terminated since September 2, 1974; nor has any such Plan incurred any material liability to the Pension Benefit Guaranty Corporation established pursuant to ERISA, other than for required insurance premiums which have been paid when due, or incurred any material "accumulated funding deficiency," whether or not waived; nor has there been any "reportable event," or other event or condition, which represents a material risk of termination of any such Plan by the Pension Benefit Guaranty Corporation. With respect to multiemployer plans to which CLC or CLTL makes contributions but does not participate in the administration of such plans, none of CLC or CLTL has received any information from any such multiemployer plan which would indicate that any of the foregoing representation would be incorrect as

Credit Agreement, July 31, 1995      - 10 -     Chemical Leaman Tank Lines, Inc.

applied to such multiemployer plan. All contributions required under collective bargaining agreements to which CLC or CLTL is a party or by which either is bound have been paid. Since April 29, 1980, none of CLC or CLTL has withdrawn from participation in any "multiemployer plan" to which it makes contributions such that any withdrawal liability has been or may be assessed and remains unpaid, and none of CLC or CLTL has received any notice and is not aware that any multiemployer plan to which it contributes is insolvent or in reorganization status within the meaning of ERISA. As used herein, the terms "prohibited transactions" and "multiemployer plans" shall have the respective meanings assigned to them in the Code and in ERISA, and the terms "employee benefit plans," "employee pension benefit plans," "accumulated funding deficiency," "reportable event," and "withdrawal" shall have the respective meanings assigned to them in ERISA.

     2.6 Financial Statements. The consolidated financial statements of CLTL and the consolidated financial statements of CLC as of December 31, 1994 and for the periods then ending, consisting in each case of a balance sheet, related statements of changes in financial position and statements of operations and changes in shareholders' equity, and accompanying footnotes, and the interim financial statements of each, dated as of March 31, 1995 furnished to the Bank in connection herewith in each case fairly present the financial condition, results of operations and changes in shareholders' equity of each as of the date and for the period referred to, all in accordance with generally accepted accounting principles consistently maintained ("GAAP"), subject to fiscal year-end audit adjustments in the case of the interim financial statements. There has been no Material Adverse Change with respect to CLC or CLTL since the date of the interim financial statements referred to above, except as may have heretofore been disclosed to the Bank in writing (including in financial statements delivered hereunder).

                  "Material Adverse Change" shall mean any event or condition which, in the good faith determination of the Bank, could result in a material adverse change in the financial condition, assets, operations or prospects of CLC or CLTL (as applicable), or which gives reasonable grounds to conclude that CLC or CLTL (as applicable) may not or will not be able to perform or observe (in the normal course) its obligations under the Loan Documents to which it is a party, including but not limited to the Notes.

     2.7 Margin Regulations. No proceeds of any Loan or advance hereunder will be applied for the purpose of purchasing or carrying or trading in any securities, including "margin stock" as defined from time to time by the Board of Governors of the Federal Reserve System, or refinancing any credit previously extended for any such purpose.

     2.8 Not in Default. No Event of Default or event which, with the giving of notice or the passage of time or both, would constitute an Event of Default under any Loan Document has occurred and is continuing.

     2.9 Tax Returns. Each of CLC and CLTL has filed all federal, state and local tax returns and reports which each is required by law to file and has paid all taxes, assessments, withholdings and other governmental charges which are presently due and payable.

     2.10 Compliance with Law; Permits, Licenses, Etc. Each of CLC and CLTL (a) is in compliance in all material respects with all laws, regulations and requirements applicable to its business, (b) has obtained all material authorizations, consents, approvals, orders, licenses, exemptions from, or has accomplished all material filings or registrations or qualifications with, any court or governmental department, public body or authority, commission, board, bureau, agency, or instrumentality, that is necessary for the transaction of its

Credit Agreement, July 31, 1995      - 11 -     Chemical Leaman Tank Lines, Inc.

business, and (c) possesses all material permits, licenses, franchises, trademarks, copyrights and patents necessary to the conduct of its business as presently conducted or as presently proposed to be conducted.

     2.11 Indebtedness. On the date of this Agreement, neither CLC or CLTL has any outstanding Indebtedness or obligations, including contingent obligations and obligations under leases of property from others, except the Indebtedness and obligations described either on Schedule 2.11 hereto or in CLC's or CLTL's financial statements which have been furnished to the Bank pursuant to this Agreement.

                  "Indebtedness" of any person shall mean all obligations of such person which, in accordance with GAAP, shall be classified on a balance sheet of such person as liabilities of such person and in any event shall include all (i) obligations of such person for borrowed money or which have been incurred in connection with acquisition of property or assets, (ii) obligations secured by any lien upon property or assets owned by such person, notwithstanding that such person has not assumed or become liable for the payment of such obligations,
                  (iii) obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such person, notwithstanding the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of property, (iv) capital leases, (v) guarantees and (vi) letters of credit and letter of credit reimbursement obligations.

     2.12 Capital Stock. The number of shares and classes of the capital stock of CLC and its Subsidiaries (including CLTL), and the ownership thereof (and whether owned of record or beneficially or both), are accurately set forth on
Schedule 2.12 hereto; all such shares are validly existing, fully paid and non-assessable, and the issuance and sale thereof were in compliance with all applicable federal and state securities and other similar laws; each shareholders' ownership thereof is free and clear of any liens or encumbrances or other contractual restrictions, except in favor of the Bank in the case of the capital stock of CLTL. Further in the case of CLTL, the assets of CLTL's Subsidiaries other than Pickering Way and CLT, taken as a whole, do not exceed five percent (5%) of the assets of CLTL and its Subsidiaries taken as a whole. Pickering Way's business is limited to purchasing accounts receivable and issuing notes and CLT's business is limited to holding intellectual property rights.

                  "Subsidiary" of any person shall mean any corporation or partnership of which such person, directly or indirectly, owns more than ten percent (10%) of any outstanding class or classes of securities.

     2.13 Hazardous Wastes, Substances and Petroleum Products. Except as disclosed to the Bank in writing (including in financial statements delivered hereunder):

         (a) Each of CLC and CLTL: (i) is in compliance in all material respects with all federal, state and local laws and regulations governing the control, removal, spill, release or discharge of hazardous or toxic wastes, substances and petroleum products, including without limitation as provided in the provisions of and the regulations promulgated under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendment and Reauthorization Act of 1986, the Solid Waste Disposal Act, as amended by the Hazardous and Solid Waste Amendments of 1984, the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1976, the Clean Air Act, the Resource Conservation and Recovery Act of 1976, the Hazardous Materials Transportation Act, the Emergency Planning and Community Right to Know Act of 1986, the National Environmental Policy Act of 1975, the Oil Pollution

Credit Agreement, July 31, 1995      - 12 -     Chemical Leaman Tank Lines, Inc.

Act of 1990 (all of the foregoing enumerated and non-enumerated statutes, including without limitation all regulations promulgated thereunder and any similar state or local statutes, as amended, collectively the "Environmental Control Statutes"); and (ii) has received all permits and filed all notifications pursuant to the Environmental Control Statutes necessary to carry on its business, the absence of which could have a Material Adverse Effect on CLTL.

         (b) Neither CLC nor CLTL has been given any written or oral notice to the Environmental Protection Agency ("EPA") or any similar state or local agency with regard to any actual or imminently threatened removal, spill, release or discharge ("Release") of hazardous or toxic wastes, substances or petroleum products on properties owned or leased by it or in connection with the conduct of any of its business and operations, where such Release is a violation of any Environmental Control Statute and such violation could have a Material Adverse Effect on CLTL.

         (c) Neither CLC nor CLTL has received notice that it is potentially responsible for costs of clean-up of any actual or imminently threatened spill, release or discharge of hazardous or toxic wastes or substances or petroleum products pursuant to any Environmental Control Statute, where such Release and the resulting liability could have a Material Adverse Effect on CLC or CLTL.

     2.14 Disclosure Generally. Except with respect to general economic conditions affecting companies in CLTL's line of business, (a) the representations and warranties made by or on behalf of CLC and CLTL in connection with this Agreement and the Loans hereunder including, without limitation, the representations and warranties in each of the Loan Documents, do not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the representations made not misleading; and (b) no written information, exhibit, report, brochure or financial statement furnished by either CLC or CLTL to the Bank required to be furnished in connection with this Agreement, the Loans hereunder, or any Loan Document contains or will contain any material misstatement of fact or omit to state a material fact necessary to make the statements contained therein not materially misleading.

                                   3. Security

     3.1 Security Documents. As security for the punctual payment in full of all installments of principal, interest, fees and other amounts payable under any Loan Document, the Bank shall continue to have a valid, perfected first lien on and security interest in the Collateral (as that term is defined in the Security Agreement, dated July 31, 1995, executed by CLTL in favor of the Bank, which agreement amends and restates the Amended and Restated Equipment Security Agreement, dated May 14, 1993, executed by CLTL in favor of the Bank). As additional security for said obligations, the Bank shall have the rights and benefits specified in (a) the Guarantee Agreement, dated July 31, 1995, executed by CLC in favor of the Bank, which agreement amends and restates the Amended and Restated Guarantee Agreement, dated May 14, 1993, executed by CLC in favor of the Bank, and (b) the Pledge Agreement, dated July 31, 1995, executed by CLC in favor of the Bank, which agreement amends and restates the Amended and Restated Pledge Agreement, dated May 14, 1993, executed by CLC in favor of the Bank (all the documents referred to in this ss.3.1 are collectively referred to herein as the "Security Documents").

     3.2 Release of Collateral. Upon the payment in full of the entire principal balance, and any interest, fees and other amounts payable under all Loan Documents, the termination of the Commitments of the Bank and the cash collateralization of all Letters of Credit, the Bank shall release the lien and security interest of the

Credit Agreement, July 31, 1995      - 13 -     Chemical Leaman Tank Lines, Inc.

Bank in the assets of CLTL and such other persons as specified in each of the Security Documents and shall do such things as are reasonably requested by CLTL to effect such release.

                            4. Conditions to Lending

     4.1 All Loans. The obligation of the Bank to make any advance under the Revolving Credit Loan, or the Refunding Term Loan or to issue any Letter of Credit is conditioned upon the following:

         (a) Documents. CLTL shall have delivered in accordance with ss.ss.1.1,
1.3 or 1.6 (as applicable) and the Bank shall have received, a written request for an advance under the Revolving Credit Loan, a Letter of Credit or the Refunding Term Loan (as applicable).

         (b) Conditions. The amount of the requested advance under the Revolving Credit Loan, face amount of a Letter or Credit or funding of the Refunding Term Loan, when added to the aggregate amount of all advances under the Revolving Credit Loan and Letters of Credit outstanding would not exceed the lesser of (i) the Borrowing Base or (ii) the Commitment, on the date of such advance under the Revolving Credit Loan, issuance of a Letter of Credit or funding of the Refunding Term Loan; and, after giving effect to such advance, Letter or Credit or the Refunding Term Loan, no Event of Default or event, which with the giving of notice or the lapse of time or both, would constitute an Event of Default shall exist.

         (c) Compliance; Representations and Warranties; No Material Adverse Change. Each of CLC and CLTL shall have complied and be in compliance with all covenants, agreements and conditions in each Loan Document to which it is a party; each representation and warranty contained in each Loan Document to which either CLC or CLTL is a party shall be true with the same effect as though such representation and warranty had been made on the date of such Loan; and there shall have been no Material Adverse Change with respect to CLC or CLTL.

         (d) Charter Documents; Evidence of Authorization. The Bank shall have received certified copies of (i) the articles or certificate (as applicable) of incorporation and bylaws of CLC and CLTL, and (ii) all corporate or other action taken by CLC and CLTL to authorize its execution, delivery and performance of the Loan Documents to which it is a party and to authorize the Loans hereunder, together with such other related papers as the Bank shall reasonably require. The Bank shall also have received good standing certificates of CLC and CLTL from their respective states of incorporation.

         (e) Legal Opinion. The Bank have received the favorable written opinion of counsel for CLC and CLTL, which opinion shall be addressed to the Bank, dated July 31, 1995, and in form and substance satisfactory to the Bank.

         (f) Incumbency. The Bank shall have received a certificate signed by the secretary or assistant secretary of each of CLC and CLTL, together with the true signature of such officer or officers of each such entity authorized to sign the Loan Documents on behalf of such entity, upon which the Bank shall be entitled to rely conclusively until it shall have received a further certificate of the appropriate secretary or assistant secretary amending the prior certificate and submitting the signature of the officer or officers named in the new certificate.

         (g) Note; Security Documents. The Bank shall have received duly executed and delivered copies of this Agreement (and all exhibits and schedules hereto), the Revolving Credit Note and the Security

Credit Agreement, July 31, 1995      - 14 -     Chemical Leaman Tank Lines, Inc.

Documents, together with all instruments, financing statements and other documents then required to be delivered pursuant to each Security Document, in each instance in form and substance satisfactory to the Bank.

         (h) Other Closing Deliveries. The Bank shall have received copies of the Abbreviated Securities Certificate from the Pennsylvania Public Utility Commission, the certificates of insurance required pursuant to ss.5.6 hereof, and the financial information required pursuant to ss.2.6 hereof.

         (i) Other Documents. The Bank shall have received such additional documents or information as it may reasonably request.

     4.2 Refunding Term Loan. The obligation of the Bank to make the Refunding Term Loan is, in addition to the other conditions stated herein (including those with respect to the Borrowing Base and the absence of any defaults), further conditioned upon receipt by the Bank of a request from CLTL for a Refunding Term Loan as provided in ss.1.6, the Refunding Term Note duly executed and delivered by CLTL, and copies of all consents, approvals or authorizations, each in form and substance reasonably acceptable to the Bank, of all governmental agencies and authorities which may be required in connection with the issuance of valid and enforceable Refunding Term Note. If the provisions of this ss.4.2 are not satisfied prior to the maturity of the Revolving Credit Loan, the Bank shall have no obligation to make the Refunding Term Loan and the Revolving Credit Loan will be immediately due and payable upon maturity.

     4.3 Term Loan(s). The Bank shall have no obligation to make any Term Loan to CLTL as described in ss.1.1(c) or otherwise. If the Bank decides to make a Term Loan to CLTL as provided herein, such loan may, in addition to the other conditions stated herein (including those with respect to the absence of any defaults), be further conditioned upon such other terms and conditions as the Bank in its sole discretion may require at the time of the proposed Term Loan, including without limitation, delivery of a Term Note duly executed and delivered by CLTL and copies of all consents, approvals or authorizations, each in form and substance acceptable to the Bank, of all governmental agencies and authorities which may be required in connection with the issuance of valid and enforceable Term Note, and delivery of valid and binding first priority security interests in the collateral for each such Term Loan (including valid certificates of title to tractors).

                                  5. Covenants

     CLC and CLTL agree that, so long as the Commitment remains in effect or any amount is outstanding under any Loan Document (including any Notes) remains unpaid:

     5.1 Reporting Requirements.

         (a) Annual Financial Statements. As soon as available but in any event within 120 days after the end of each fiscal year, CLC will deliver to the Bank financial statements of CLC (on a consolidated basis including CLTL) for such fiscal year. "Financial statements" shall mean a balance sheet, a statement of earnings or loss, a statement of cash flows and a statement of changes in financial position for the fiscal year and the immediately preceding fiscal year in comparative form, and shall contain appropriate notes and be prepared in accordance with GAAP. All financial statements shall be on a consolidated basis and include consolidating information and shall be in reasonable detail. All annual financial statements shall be certified (without any qualification, exception or limiting statement or disclosure deemed material by the Bank) by Arthur Anderson & Co. or such other independent public accountants of nationally recognized standing who shall be acceptable to the Bank, which acceptance shall not be unreasonably withheld.

Credit Agreement, July 31, 1995      - 15 -     Chemical Leaman Tank Lines, Inc.

         (b) Quarterly Financial Statements. As soon as available but in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year, CLC and CLTL, respectively, will deliver to the Bank financial statements of CLC and CLTL (each on a consolidated basis) for such fiscal quarter. Said financial statements shall be accompanied by financial statements for the comparable period of the preceding fiscal year and in each instance the cumulative year to date. Quarterly financial statements shall be certified by the president, chief executive or chief financial officer of CLC or CLTL, as applicable, as being complete and correct in all material respects, subject to normal year-end audit adjustments.

         (c) Annual and Quarterly Default and Compliance Certificates. Each annual and quarterly financial statement will be accompanied by a certificate in substantially the form attached hereto as Exhibit 5 (the "Default and Compliance Certificate"), signed by the president, chief executive or chief financial officer of CLTL (in his capacity as president, chief executive or chief financial officer of CLTL and not personally) (i) stating whether in his opinion an Event of Default or event which with notice or lapse of time or both would become an Event of Default exists on the date of said certificate together with a statement of the details and action taken or to be taken if any such Event of Default or event exists and (ii) attaching an analysis of the extent to which CLTL is in compliance with the Financial Condition and Ratios set forth in ss.5.1 hereof. Each annual financial statement also will be accompanied by a statement of the firm of independent public accountants which reported on the statements of CLC and CLTL to the effect that in the course of, and based solely upon, their regular audit of the financial statements of CLC and CLTL nothing came to their attention which caused them to believe that on the date of such statements any Event of Default or event which with notice or lapse of time or both would become an Event of Default existed or, in the alternative, that such an Event of Default or event existed and setting forth the details thereof.

         (d) Monthly Borrowing Base Statements. Within 30 days after the end of each calendar month, CLTL will deliver to the Bank a borrowing base certificate in the form specified by the Bank from time to time (the "Borrowing Base Certificate"), signed by the chief executive or chief financial officer of CLTL, and dated the last day of such month, together with appropriate schedules reflecting the Revenue Equipment included in the Borrowing Base.

         (e) Interim Default Certificates. CLTL will deliver to the Bank forthwith upon the occurrence of any Event of Default or event which with notice or lapse of time or both would become an Event of Default a certificate signed by the president, chief executive or chief financial officer of CLTL stating the details and action taken or to be taken with respect thereto.

         (f) Other Statements and Reports. Promptly following request by the Bank, CLC and CLTL also will furnish such additional information, reports or statements as the Bank from time to time may reasonably request.

     5.2 Financial Condition and Ratios. CLC and CLTL will maintain or cause to be maintained, as applicable, and CLTL agrees that this ss.5.2 will be deemed breached if CLC (on a consolidated basis) does not also maintain (as applicable), minimum financial conditions and ratios, as follows:

         (a) Borrowing Base. The aggregate principal amount of the Revolving Credit Loans, Term Loans and the face amount of all Letters of Credit outstanding hereunder (or the Refunding Term Loan, as applicable) shall not at any time exceed the Borrowing Base; provided, however, that this covenant shall not be deemed breached if, with respect to any time such aggregate amount exceeds said level, within five Business Days after

Credit Agreement, July 31, 1995      - 16 -     Chemical Leaman Tank Lines, Inc.

the earlier of (i) the date CLTL first has knowledge of such breach, (ii) the date of the next Borrowing Base Certificate disclosing the existence of such breach, or (iii) the delivery of the annual appraisal of the Equipment provided in ss.7(c) of the Security Agreement, dated July 31, 1995, executed by CLTL in favor of the Bank, disclosing the existence of such breach, a prepayment of the Revolving Credit Loan, Term Loan or the Refunding Term Loan, as applicable, shall be made in an amount sufficient to assure continued compliance with this covenant in the future.

                  "Appraised Value" shall mean that value determined annually on or about July 1 of each year by an independent appraiser of recognized standing who shall be selected by CLTL with the consent of the Bank (which consent shall not be unreasonably withheld) as the aggregate of the fair market values of each item of Revenue Equipment listed on Schedule A to the Security Agreement as such schedule shall exist at the time of the annual appraisal. Appraised value shall be adjusted at the time any item of Revenue Equipment is withdrawn or added to Schedule A during the course of each year with the fair market value of deletions and additions to be determined in good faith by CLTL at the time of the deletion or addition on a basis consistent with that employed by the appraisal in connection with the most recent annual appraisal, provided, however, if the Bank shall object to the value placed on any deletion or addition the fair market value of any deletion shall be that placed on the item of Revenue Equipment being withdrawn at the time of the most recent annual appraisal and the proposed addition shall have no value for this purpose until a valuation is completed for such item of Revenue Equipment at the time of the next annual appraisal.

                  "Borrowing Base" shall mean an amount equal to the sum of 75% of the aggregate Appraised Value of all Revenue Equipment.

                  "Revenue Equipment" shall mean all CLTL's trucks, tractors, trailers and similar equipment described in Schedule A to the Security Agreement dated July 31, 1995 by CLTL in favor of the Bank, as such Schedule A shall have been or be amended or supplemented from time to time; provided, however, that the term Revenue Equipment shall not include any trucks, tractors, trailers or similar equipment financed by a Term Loan, even if such item of equipment is listed on such Schedule A for purposes of granting a lien on such equipment to the Bank.

         (b) Current Ratio. A Current Ratio of CLTL which is not at any time less than 1.25:1.

                  "Current Ratio" for CLTL shall mean the ratio of its Current Assets to its Current Obligations, exclusive of the current portion of long term liabilities.

                  "Current Assets" and "Current Obligations" shall mean, respectively, all assets or liabilities of CLTL which would, in accordance with GAAP, be classified as current assets or current liabilities, as applicable; provided, however, that the term Current Assets shall exclude any cash or cash equivalents which for any reason is restricted and not currently usable to pay Current Obligations, and the term Current Obligations shall exclude CLTL's obligations under (i) the notes issued by it in connection with Accounts Receivable Funding Documents, or (ii) the Associates Loan.

Credit Agreement, July 31, 1995      - 17 -     Chemical Leaman Tank Lines, Inc.

                  "Accounts Receivable Funding Documents" shall mean that certain Receivables Contribution and Purchase Agreement dated as of May 14, 1993 among CLC, CLTL, QSI and Pickering Way together with a Pooling and Servicing Agreement dated as of May 14, 1993 among CLC, Pickering Way and Fidelity Bank, National Association, as Trustee, and all other documents and agreements referred to therein, as amended from time to time.

         (c) Tangible Net Worth. Tangible Net Worth at any time of not less than $21,000,000 in the case of CLC and $30,000,000 in the case of CLTL.

                  "Tangible Net Worth" shall mean Tangible Assets less total liabilities shown on the balance sheet.

                  "Tangible Assets" shall mean total assets, (i) excluding patents, copyrights, capitalized research and development costs, goodwill, operating rights and other intangible assets on a consolidated basis, and (ii) in the case of CLC, including in stockholders' equity the book value of all outstanding Series A preferred stock.

         (d) Liabilities to Tangible Net Worth. A ratio of Total Liabilities to Tangible Net Worth (as defined above) which is not at any time more than 5.50:1 in the case of CLC and 3.40:1 in the case of CLTL.

                  "Total Liabilities" shall mean (i) the total liabilities shown on the balance sheet, plus (ii) to the extent not shown on such balance sheet, the value of all leases, including all operating leases discounted to present value at the rate of return which the lessee will pay on each lease, less (iii) the amount of all subordinated debt, the terms of which are acceptable to the Bank in its sole discretion.

         (e) Debt Coverage. A ratio of Current Income to Adjusted Current Obligations of CLC which is not at any time less than 1.00:1. In calculating this ratio, Current Income and Current Obligations shall be determined for each period based on the actual Current Income and Current Obligations for the preceding four fiscal quarters.

                  "Current Income" with respect to CLC shall mean its (i) consolidated net income for the fiscal period, plus (ii) depreciation deducted during the period and amounts added to or subtracted from, as applicable, any reserve for deferred tax liability during the period, minus (iii) any dividends or distributions paid or declared during the period.

                  "Adjusted Current Obligations" with respect to CLC shall mean, as applicable, (i) the amount of all its obligations maturing within the next succeeding 365 days, excluding its obligations under the Associates Loan, the Revolving Credit Loan, the notes issued by it in connection with Accounts Receivable Funding Documents and any Letter of Credit issued as contemplated herein, plus (ii) 20% of the principal balance outstanding under the Associates Loan and 25% of the principal balance of the Revolving Credit Loan and all such Letters of Credit.

         (f) Interest Coverage. A ratio of EBITD plus interest expense to interest expense of CLC which is not at any time less than 2.75:1. In calculating this ratio, EBITD and interest expense shall be determined for each period based on the actual EBITD and interest expense for the preceding four fiscal quarters.

Credit Agreement, July 31, 1995      - 18 -     Chemical Leaman Tank Lines, Inc.

                  "EBITD" with respect to CLC shall mean its consolidated net income, before taxes, interest expense, depreciation and extraordinary items.

     5.3 Performance of Loan Documents; Further Assurances. CLC and CLTL each will duly and punctually perform each and every obligation under each Loan Document to which it is a party and execute and deliver all such other and further instruments, and do and perform all such further acts and things as the Bank may reasonably request to confirm to the Bank the rights and benefits of any security interests therein granted.

     5.4 Compliance with Laws. CLC and CLTL each will comply in all material respects with all applicable laws, rules, regulations and orders of any governmental authority to which it may be subject, including but not limited to the payment and discharge of all taxes, assessments and governmental charges upon it, its income and its assets and properties prior to the dates on which penalties are attached thereto, except to the extent such compliance shall be contested in good faith and by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP.

     5.5 Maintenance of Assets; Permits, Licenses, Etc. CLC and CLTL each will maintain and preserve all its assets necessary for the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and will continue to possess all material permits, licenses, franchises, trademarks, copyrights, and patents necessary to the conduct of its business as conducted or as proposed to be conducted.

     5.6 Insurance. CLTL shall keep and maintain all of its property and assets fully covered by insurance with reputable and financially sound insurance companies against such hazards and in such amounts as is customary in the industry and reasonably satisfactory to the Bank (including up to $2,000,000 of self-insurance), under policies requiring the insurer to furnish thirty (30) days' prior notice to the Bank and opportunity to cure any non-payment of premiums prior to termination of coverage; and furnish the Bank with certificates of such insurance and cause the Bank to be named as and additional insured and the loss payee thereof, as its interest may appear.

     5.7 Environmental Matters.

         (a) CLC and CLTL each shall comply in all material respects with all the Environmental Control Statutes, and the provisions and requirements of all franchises, permits, certificates of compliance and approvals issued by regulatory authorities thereunder and other like grants of authority held by it; and shall notify the Bank immediately in detail of any actual or alleged failure to comply with or perform, or any breach, violation or default under, any such laws or regulations or under the terms of any of such franchises or licenses, grants of authority, or of the occurrence or existence of any facts, events or circumstances which with the passage of time, the giving of notice, or both, could create such a breach, violation or default or could occasion the termination of any of such franchises or grants of authority, where any such failure, breach, violation or default could have a Material Adverse Effect on CLTL. "Material Adverse Effect," for purposes of this ss.5.7(a) shall mean any event or condition which, which is reasonably likely to exceed $500,000 or result in termination of any material business operations.

         (b) CLC or CLTL (as applicable) shall notify the Bank when, in connection with the conduct of its business or operations, any person, the Environmental Protection Agency or any state or local agency provides oral or written notification to it with regard to an actual or imminently threatened removal, spill,

Credit Agreement, July 31, 1995      - 19 -     Chemical Leaman Tank Lines, Inc.

release or discharge of hazardous or toxic wastes, substances or petroleum products when such notice specifies that CLC or CLTL is liable for costs of remedying the Release and liability therefore could have a Material Adverse Effect on CLC or CLTL; and CLC or CLTL (as applicable) shall notify the Bank in detail immediately upon the receipt by it of an assertion of liability under any of the Environmental Control Statutes, any actual or alleged failure to comply with or perform, breach, violation or default under any such laws or regulations or under the terms of any of such franchises or grants of authority, or of the occurrence or existence of any facts, events or circumstances which with the passage of time, the giving of notice, or both, could create such a breach, violation or default or could occasion the termination of any of such franchises or grants of authority, where any such failure, breach, violation or default could have a Material Adverse Effect on CLC or CLTL.

     5.8 ERISA. CLC and CLTL each shall comply in all material respects with the provisions of ERISA to the extent applicable to any Plan. Neither CLC nor CLTL shall incur any material accumulated funding deficiency (within the meaning of ERISA and the regulations thereunder), or any material liability to the PBGC established by ERISA) or not permit any "reportable event" (as defined in ERISA) or other event to occur which may indicate that its Plans are not sound or which may be the basis for PBGC to assert a material liability against it or which may result in the imposition of a lien on its properties or assets; and notify the Bank in writing promptly after it has come to the attention of senior management of CLC or CLTL (as applicable) of the assertion or threat of any "reportable event," the existence of any "reportable threat" or other event which may indicate that a Plan is not sound or may be the basis for PBGC to assert a material liability against it or impose a lien on CLTL's or CLC's properties or assets.

     5.9 Corporate Existence. CLC and CLTL each shall maintain itself in good standing as a business corporation under the jurisdiction of its incorporation and qualify and remain qualified to do business in all jurisdictions where the nature of the business it transacts or the character of the assets or properties owned or leased by it makes such qualification necessary.

     5.10 Books and Records. CLC and CLTL each shall keep adequate records and books of account in which complete and correct entries will be made in accordance with GAAP, reflecting all its financial transactions. CLC and CLTL each shall permit the Bank, or the representative of the Bank, to examine and make copies of and abstracts from its records and books of account, visit its properties, and discuss its affairs, finances, assets and accounts with any of its officers, directors or other executives.

     5.11 Merger; Purchase or Sale of Assets. Neither CLC nor CLTL will (a) dissolve, (b) adopt or enter into any plan or agreement of liquidation, or (c) enter into any merger or consolidation with or acquire all or substantially all of the assets of any other person unless the surviving entity shall be CLC or CLTL (as applicable). CLTL will not sell or otherwise suffer a transfer of any shares of its capital stock to any person other than the current holder thereof.

     5.12 Equipment. CLTL will grant to the Bank and the Bank shall continue to have a valid, perfected first lien on and security interest in all equipment set forth in Schedule A to the Security Agreement dated July 31, 1995, as provided in such agreement.

     5.13 Acquisitions and Investments. CLTL shall not (a) purchase or otherwise acquire any part or amount of the capital stock or assets of, or make any investments in, any other firm or corporation not related to its present business, except for (i) CLT and Pickering Way, (ii) as permitted by ss.5.14 hereof and (iii) Permitted Investments, (b) enter into any new business activities or ventures not directly related to its present

Credit Agreement, July 31, 1995      - 20 -     Chemical Leaman Tank Lines, Inc.

business, or (c) create any new subsidiary corporations or partnerships. The term "Permitted Investments" shall mean (i) investments in commercial paper maturing in 180 days or less from the date of issuance which is rated A1 or better by Standard & Poor's Corporation or P1 or better by Moody's Investors Services, Inc.; (ii) investments in direct obligations of the United States of America or obligations of any agency thereof which are guaranteed by the United States of America, provided that such obligations mature within twelve months of the date of acquisition thereof; and (iii) investments in certificates of deposit maturing within one year from the date of acquisition thereof issued by a bank or trust company organized under the laws of the United States or any state thereof, having capital, surplus and undivided profits aggregating at least $1,000,000,000 and the long-term deposits of which are rated A1 or better by Moody's Investors Services, Inc. or the equivalent by Standard & Poor's Corporation.

     5.14 Loans; Advances. CLTL shall not make any additional loans or advances to others, except that CLTL may make loans and advances to (a) its Subsidiaries, CLC and CLC's Subsidiaries in an aggregate amount not to exceed $28,000,000 at any time outstanding, and (b) its owner/operators (who are individuals) in an aggregate amount not to exceed $100,000 at any time outstanding.

     5.15 Guarantees. CLTL shall not create, incur, assume or in any manner become liable upon any guarantee of indebtedness or other obligations at any time outstanding in excess of $5,000,000 in the aggregate.

     5.16 Use of Proceeds. CLTL shall not use any of the proceeds of the Revolving Credit Loan, any Letter of Credit, any Term Loan or the Refunding Term Loan, as applicable, directly or indirectly, to purchase or carry margin securities within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, or engage as its principal business in the extension of credit for purchasing or carrying such securities for equipment purchases and general corporate purposes.

                                   6. Default

     6.1 Events of Default. CLTL shall be in default if any one or more of the following events (each an "Event of Default") occurs:

         (a) Principal or Interest. CLTL (i) fails to pay any installment of principal of or interest on any Note issued by it in connection herewith within five (5) days after the date it is due and payable (whether at maturity, upon acceleration, by notice of intention to prepay, or otherwise), or (ii) fails to pay within ten (10) days after the date it is due and payable any other amount payable under any Loan Document to which it is a party.

         (b) No Notice Covenants. Either CLTL or CLC fails to observe or perform any covenant or agreement contained in Sections 5.2, 5.7, 5.9, 5.10, 5.11, 5.12, 5.13, 5.15 or 5.16 hereof without regard to whether or not any notice of such failure has been given by the Bank.

         (c) 10 Day Notice Covenants. Either CLTL or CLC fails to observe or perform any covenant or agreement contained in Sections 5.1, 5.6, 5.8 or 5.14 hereof for 10 days after the earlier of the following to occur: (i) written notice thereof has been given by the Bank specifying the default and requiring that it be remedied, and (ii) senior management of CLC or CLTL becomes aware of the default.

Credit Agreement, July 31, 1995      - 21 -     Chemical Leaman Tank Lines, Inc.

         (d) 30 Day Notice Covenants. Either CLC or CLTL fails to observe or perform any covenant or agreement contained herein or in any other Loan Document, other than those contemplated in clauses (a), (b) and (c) above, for 30 days after the earlier of the following to occur: (i) written notice thereof has been given by the Bank specifying the default and requiring that it be remedied, and (ii) senior management of CLC or CLTL becomes aware of the default.

         (e) Representations and Warranties. Any representation or warranty made by either CLC or CLTL in any Loan Document or any statement or representation made in any certificate, report or opinion delivered in connection with any Loan Document shall prove to have been incorrect in any material respect when made.

         (f) Cross Default. Any obligation of any of CLC or CLTL to any person for payment of money borrowed, in excess of $1,000,000, is not paid when due, or becomes or is declared to be due and payable prior to its stated maturity or any event of default shall have occurred the effect of which will permit the holder of any such obligation to demand payment of such obligation prior to its stated maturity, or any obligation of any of CLC or CLTL under any lease, in excess of $1,000,000 in the aggregate for all leases, whether operating or capital in nature, shall be in default the effect of which will permit the lease to be terminated or money damages to be collected.

         (g) Bankruptcy, Etc. Any of CLC or CLTL is dissolved or liquidated, makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, is adjudicated insolvent or bankrupt, petitions or applies to any tribunal for any receiver or trustee, commences any proceeding relating to itself under any bankruptcy, reorganization, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, has commenced against it any such proceeding which remains undismissed for a period of 60 days, indicated its consent to, approval of or acquiescence in any such proceeding or any receiver of or trustee for any of CLC or CLTL or any substantial part of the property of any of them is appointed or any of CLC or CLTL suffers any such receivership or trusteeship to continue undischarged for a period of 60 days.

         (h) Judgments. Any judgments against any of CLC or CLTL or any attachments against any of CLC's or CLTL's assets or property for amounts in excess of $1,000,000 in the aggregate remain unpaid, unstayed on appeal, undischarged, unbonded and undismissed for a period of 60 days.

         (i) ERISA. Any Reportable Event (as such term is defined in ERISA) or any other fact or circumstance which the Bank in good faith determines constitutes ground for the termination of any employee benefit plan maintained for employees of CLC or CLTL and covered by Title IV of ERISA or grounds for the appointment by an appropriate United States District Court of a trustee to administer any such plan, shall have occurred and be continuing for five days, or any such plan shall be terminated within the meaning of such Title IV, or a trustee shall be appointed by the appropriate United States District Court to administer such plan or the Pension Benefit Guaranty Corporation shall institute proceedings to terminate any such plan or to appoint a trustee to administer such plan, if upon the termination of the plan or plans with respect to which any of the foregoing events shall have occurred there is or would be, in the reasonable judgment of the Bank, a material resultant liability of CLC or CLTL.

         (j) Ownership of CLC. Mr. David R. Hamilton, Mr. George McFadden, Mr. John McFadden and the Estate of Joseph C. Szabo, the members of their immediate families, and trusts they control for the benefit of the members of their immediate families, shall own, in the aggregate, beneficially and of record, less than thirty percent (30%) of the outstanding common stock of CLC.

Credit Agreement, July 31, 1995      - 22 -     Chemical Leaman Tank Lines, Inc.

         (k) Material Adverse Change. There occurs a Material Adverse Change with respect to CLC or CLTL.

         (l) Associates Loan. There occurs an Event of Default under, and as defined in, the Revolving Credit Agreement, dated November 30, 1990, (such Revolving Credit Agreement, together with all the Loan Documents referred to therein, as amended from time to time, collectively the "Associates Loan"), or the revolving credit facility thereunder is converted into a term loan.

         (m) Accounts Receivable Funding Documents. There occurs a Termination Event under any of the Accounts Receivable Funding Documents (capitalized terms used in this clause (m) and not defined in this Agreement shall have the meanings assigned to them in the Accounts Receivable Funding Documents).

     THEN and in every such event other than those specified in clauses (f) and
(j) above, the Bank may, in its sole discretion, terminate the Commitment (the date of such termination being a Termination Date as defined in ss.1.1) and declare the Notes together with accrued interest thereon and all other amounts payable under any Loan Document to be, and the same shall thereupon become, due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by CLTL. Upon the occurrence of any event specified in clause (f) above, the Commitment shall automatically terminate and the Notes together with accrued interest thereon and all other amounts payable under any Loan Document shall immediately be due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by CLTL. Upon the occurrence of any event specified in clause (j) above, the Bank may, in its sole discretion, immediately and without any lapse of time reduce the Commitment to the aggregate principal amount of the Revolving Credit Loan then outstanding, and upon the continuance of such event, the Bank may, in its sole discretion, terminate the Commitment and declare the Notes together with accrued interest thereon and all other amounts payable under any Loan Document to be, and the same shall thereupon become, due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by CLC and CLTL. Upon the occurrence of an Event of Default, in addition to the rights set forth above, the Bank shall have the immediate right to enforce or realize on any collateral security granted to it in any manner or order it deems expedient without regard to any equitable principles of marshalling or otherwise. In addition to any rights granted hereunder or in any of the other Loan Documents, the Bank shall have all the rights and remedies granted by applicable law, all of which shall be cumulative in nature.

                                7. Miscellaneous

     7.1 Waiver. No failure or delay on the part of the Bank in exercising any right, power or remedy under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under any Loan Document. The remedies provided under the Loan Documents are cumulative and not exclusive of any remedies provided by law or equity.

     7.2 Amendments. No amendment, modification, termination or waiver of any Loan Document or any provision thereof nor any consent to any departure by CLC or CLTL therefrom shall be effective unless the same shall have been approved by the Bank, be in writing and be signed by the Bank and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on CLC or CLTL shall entitle CLC or CLTL to any other or further notice or demand in similar or other circumstances.

Credit Agreement, July 31, 1995      - 23 -     Chemical Leaman Tank Lines, Inc.

     7.3 Governing Law. The Loan Documents and all rights and obligations of the parties thereunder shall be governed by and be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania. CLC and CLTL each hereby consents to the jurisdiction of the courts of such state in any action or proceeding which may be brought against it under or in connection with any Loan Document, and in the event any such action or proceeding shall be brought against it, CLC and CLTL each agrees not to raise any objection to such jurisdiction or to the laying of the venue thereof in such state.

     7.4 Assignment.

         (a) The provisions of each Loan Document shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that no party other than the Bank may assign or otherwise transfer any of its rights under any Loan Document without the prior written consent of the Bank.

         (b) No person not a party to any Loan Document is intended to be benefitted thereby.

     7.5 Severability. Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remainder of such Loan Document or the enforceability of such provision in any other jurisdiction.

     7.6 Captions. Captions in the Loan Documents are included for convenience of reference only and shall not constitute a part of any Loan Document for any other purpose.

     7.7 Notices. All notices, requests, demands, directions, declarations and other communications between the Bank, CLC and CLTL provided for in any Loan Document shall, except as otherwise expressly provided, be mailed by registered or certified mail, return receipt requested, or telegraphed, or sent by facsimile transmission or delivered in hand to the applicable party at its address indicated by its signature on the signature page hereto. The foregoing shall be effective when deposited in the mails, postage prepaid, addressed as aforesaid and shall whenever sent by telegram or facsimile or delivered in hand be effective when received. Any party may change its address by a communication in accordance herewith.

     7.8 Set-Off. CLC and CLTL each agrees, to the fullest extent each may effectively do under applicable law, that the Bank may exercise rights of set-off or counterclaim and other rights as a direct creditor of CLC or CLTL, as applicable.

     7.9 Indemnification. CLTL agrees to indemnify the Bank from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Bank in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted to be taken by the Bank hereunder or thereunder; provided that CLTL shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Bank.

     7.10 Expenses of the Bank. CLTL will from time to time reimburse the Bank on demand for all reasonable costs and expenses (including the reasonable fees and expenses of legal counsel) in connection with the preparation of the Loan Documents, the making of any advances, the ordinary administration of the Loan

Credit Agreement, July 31, 1995      - 24 -     Chemical Leaman Tank Lines, Inc.

Documents, including all out-of-pocket expenses incurred by the Bank with respect to obtaining, amending or releasing certificates of title, the enforcement of the Loan Documents and auditing CLTL's books and records.

     7.11 Counterparts; Effectiveness. This Agreement and any amendment hereto or waiver hereof may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement and any amendments hereto or waivers hereof shall become effective when the Bank shall have received signed counterparts or notice by telecopy of the signature page that the counterpart has been signed and is being delivered to the Bank.

     7.12 1993 Agreement Superseded. This Agreement shall become the entire agreement of the parties hereto and shall supersede and replace in all respects the 1993 Agreement and all other agreements, written or oral, between or among CLC, CLTL and the Bank.

     IN WITNESS WHEREOF, CLTL and the Bank have caused this Agreement to be executed by their proper corporate officers thereunto duly authorized as of the day and year first above written.


                                           CHEMICAL LEAMAN TANK LINES, INC.



                                           By: /S/ THOMAS D. SCHUBERT
                                           Name:   Thomas D. Schubert
                                           Title:  Vice President
Notices To:
Mr. David M. Boucher
Chemical Leaman Tank Lines
102 Pickering Way
Lionville, PA 19341-0200
FAX No. (610) 363-4233

Credit Agreement, July 31, 1995      - 25 -     Chemical Leaman Tank Lines, Inc.

                              CORESTATES BANK, N.A.



                                                     By: /S/ DAVID D'ANTONIO
                                                     Name:   David D'Antonio
                                                     Title:  Vice President
Notices To:
Mr. David D'Antonio
Vice President
CoreStates Bank, N.A.
Transportation, Leasing and Equipment Finance Services
FC 1-3-19-21
1500 Market Street West Tower
P.O. Box 7558
Philadelphia, PA  19101-7558
FAX No. (215) 786-7704



             CLC HAS SIGNED BELOW FOR THE PURPOSE OF CONFIRMING THE
           REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS AGREEMENT
                AND AGREEING TO THE COVENANTS CONTAINED HEREIN.

                                          CHEMICAL LEAMAN CORPORATION


                                          By: /S/ DAVID M. BOUCHER
                                          Name:    David M. Boucher
                                          Title:   Senior Vice President and
                                                   Chief Financial Officer
Notices To:
Mr. David M. Boucher
Senior Vice President and Chief Financial Officer
Chemical Leaman Corporation
102 Pickering Way
Lionville, PA 19341-0200
FAX No. (610) 363-4233


Credit Agreement, July 31, 1995      - 26 -     Chemical Leaman Tank Lines, Inc.

                         REFERENCE TABLE OF DEFINITIONS


DEFINITION                                                          PAGE DEFINED

1993 Agreement.................................................................1
Accounts Receivable Funding Documents.........................................19
Accumulated funding deficiency................................................11
Adjusted Current Obligations..................................................20
Adjusted Libor Rate............................................................6
Agreement......................................................................1
Appraised Value...............................................................18
Associates Loan...............................................................24
Bank...........................................................................1
Base Rate......................................................................6
Borrowing Base................................................................18
Borrowing Base Certificate....................................................17
Business Day...................................................................2
CLC............................................................................1
CLT............................................................................1
CLTL...........................................................................1
Code..........................................................................11
Commitment.....................................................................1
Commitment Fee.................................................................3
Commitment Period..............................................................1
Current Assets................................................................19
Current Income................................................................19
Current Obligations...........................................................19
Current Ratio.................................................................18
Default and Compliance Certificate............................................17
Default Rate...................................................................9
EBITD.........................................................................20
Employee benefit plans........................................................11
Employee pension benefit plans................................................11
Environmental Control Statutes................................................13
EPA...........................................................................14
ERISA.........................................................................11
Event of Default..............................................................22
Federal Funds Rate.............................................................6
Financial statements..........................................................16
GAAP..........................................................................12
Indebtedness..................................................................13
Interest Period................................................................6
Letter of Credit...............................................................2
Libor Rate.....................................................................6
Loan Document.................................................................10
Loan Documents................................................................10
Loan Request...................................................................3


Credit Agreement, July 31, 1995      - 27 -     Chemical Leaman Tank Lines, Inc.

Loans..........................................................................1
London Business Day............................................................6
Margin stock..................................................................12
Material Adverse Change.......................................................12
Material Adverse Effect.......................................................11
Material Adverse Effect,......................................................21
Multiemployer plan............................................................11
Multiemployer plans...........................................................11
Note..........................................................................10
Notes.........................................................................10
Permitted Investments.........................................................22
Pickering Way..................................................................1
Plans.........................................................................11
Prime Rate.....................................................................6
Prohibited transaction........................................................11
QSI............................................................................1
Refunding Term Loan............................................................4
Refunding Term Note............................................................4
Regulation D...................................................................7
Release.......................................................................14
Reportable event..............................................................11
Reportable event,.............................................................11
Reserve........................................................................7
Reserve Percentage.............................................................7
Revenue Equipment.............................................................18
Revolving Credit Loans.........................................................1
Revolving Credit Note..........................................................3
Security Documents............................................................14
Subsidiary....................................................................13
Tangible Assets...............................................................19
Tangible Net Worth............................................................19
Term Loan Note.................................................................3
Term Loan Rate.................................................................8
Term Loans.....................................................................2
Termination Date...............................................................1
Total Liabilities.............................................................19
Withdrawal....................................................................11


Credit Agreement, July 31, 1995      - 28 -     Chemical Leaman Tank Lines, Inc.

                                                                       EXHIBIT 1

                              Revolving Credit Note


$12,500,000                                                       July 31, 1995
                                                               Philadelphia, PA

     For Value Received, CHEMICAL LEAMAN TANK LINES, INC., a Delaware corporation ("CLTL"), hereby promises to pay to the order of CORESTATES BANK, N.A., a national banking association (the "Bank"), the principal amount of TWELVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($12,500,000), or so much thereof as shall have been advanced by the Bank as the Revolving Credit Loan under the Credit Agreement hereinafter referred to and shall then be outstanding.

     This Note is the Revolving Credit Note referred to in, is entitled to the benefits of and is secured by certain security interests referred to in the Credit Agreement (as such may be amended from time to time, the "Credit Agreement"), dated July 31, 1995, between CLTL and the Bank. Capitalized terms used herein and not defined shall have the meanings assigned to them in the Credit Agreement.

     Payments of principal shall be made as provided in the Credit Agreement. CLTL promises to pay interest on the aggregate unpaid principal amount of the Revolving Credit Loan on the dates and at the rate or rates provided for in the Credit Agreement and as elected by them pursuant to loan requests delivered pursuant to ss.1.3 of the Credit Agreement. The Credit Agreement also contains provisions for the acceleration of the maturity hereof upon the happening of certain events and also for payments of principal prior to the maturity hereof upon the terms and conditions specified therein. The principal of and interest on this Note is payable in full on the Termination Date (as defined in the Credit Agreement) unless the maturity hereof is accelerated under the terms of the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in immediately available funds at the office of the Bank, Broad and Chestnut Streets, Philadelphia, Pennsylvania.

     This Note shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

     In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, CLTL further agrees, subject only to any limitation imposed by applicable law, to pay all reasonable expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     Presentment for payment, demand, protest, dishonor and notice of dishonor are hereby waived.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, CLTL has caused this Note to be executed by its duly authorized officer as of the day and year first above written.


                                          CHEMICAL LEAMAN TANK LINES, INC.



                                          By: /S/ THOMAS D. SCHUBERT
                                          Title:   Vice President

                                                                       EXHIBIT 2


                                    Term Note


$[00,000,000]                                                    _________, 19__
                                                                Philadelphia, PA

     For Value Received, CHEMICAL LEAMAN TANK LINES, INC., a Delaware corporation ("CLTL"), hereby promises to pay to the order of CORESTATES BANK, N.A., a national banking association, (the "Bank"), the principal amount of [insert amount] DOLLARS ($[00,000,000]).

     This Note is a Term Note as referred to in, is entitled to the benefits of and is secured by certain security interests referred to in the Credit Agreement (as such may be amended from time to time, the "Credit Agreement"), dated July 31, 1995, between CLTL and the Bank. Capitalized terms used herein and not defined shall have the meanings assigned to them in the Credit Agreement.

     CLTL promises to pay interest on the unpaid principal amount of this Note at the annual rate of [insert rate] percent ([ ]%) per annum subject to increase upon the occurrence and continuance of an Event of Default as provided for in the Credit Agreement. The Credit Agreement also contains provisions for the acceleration of the maturity hereof upon the happening of certain events and also for payments of principal prior to the maturity hereof upon the terms and conditions specified in the Credit Agreement. The principal of and interest on this Note is payable in [insert number] equal monthly installments of principal plus interest accrued to the date of each payment payable on the [insert day] day of each month hereafter unless the maturity hereof is accelerated under the terms of the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in immediately available funds at the office of CoreStates Bank at Broad and Chestnut Streets, Philadelphia, PA 19101.

     This Note shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

     In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, CLTL further agrees, subject only to any limitation imposed by applicable law, to pay all reasonable expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     Presentment for payment, demand, protest, dishonor and notice of dishonor are hereby waived.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, CLTL has caused this Note to be executed by its duly authorized officer as of the day and year first above written.


                                          CHEMICAL LEAMAN TANK LINES, INC.



                                          By:_____________________________
                                             Title:

                                                                       EXHIBIT 3


                        Request for Revolving Credit Loan


     In accordance with ss.1.3(a) of the Credit Agreement (as amended from time to time, the "Credit Agreement"), dated July 31, 1995, between CHEMICAL LEAMAN TANK LINES, INC. ("CLTL") and CORESTATES BANK, N.A., CLTL hereby requests a Revolving Credit Loan under the Credit Agreement.

     On the date hereof and as of the date of the requested Revolving Credit Loan, CLTL represents, warrants and certifies that:

     (1) the proposed date of the requested Revolving Credit Loan advance is _______________, 19___;

     (2) the amount of the requested Revolving Credit Loan advance is $___________________;

     (3) the interest rate option which CLTL elects to apply to the requested Revolving Credit Loan advance is the __________ Rate [with an Interest Period of _____ months]1.

     (4) all conditions precedent to the issuance of a Revolving Credit Loan advance contained in the Credit Agreement are satisfied on the date hereof and as of the date of the requested Revolving Credit Loan advance after giving effect to such Revolving Credit Loan advance and the application of proceeds therefrom;

     (5) the representations and warranties set forth in the Credit Agreement are true and correct as if made on the date hereof and as of the date of the requested Revolving Credit Loan advance after giving effect to such Revolving Credit Loan advance and the application of proceeds therefrom; and

     (6) immediately before the making of the Revolving Credit Loan advance and immediately after giving effect to such Revolving Credit Loan advance and the application of proceeds therefrom, no Event of Default or event which with the passage of time or the giving of notice or both would constitute an Event of Default has occurred, will be caused by the Revolving Credit Loan advance, or is then continuing.

     Capitalized terms used herein which are not defined herein shall have the respective meanings set forth in the Credit Agreement.




--------
1    In the case of an Adjusted LIBOR Rate Loan.

     IN WITNESS WHEREOF, CLTL by its duly authorized officer, has executed this Request for a Revolving Credit Loan advance this _____ day of ______________________, 19____.

                                     CHEMICAL LEAMAN TANK LINES, INC.


                                     By:___________________________
                                        Title:





Credit Agreement, July 31, 1995      - 2 -     Chemical Leaman Tank Lines, Inc.

                                                                       EXHIBIT 4


                               Refunding Term Note


$[00,000,000]                                                             , 19
                                                                  --------------
                                                                Philadelphia, PA

     For Value Received, CHEMICAL LEAMAN TANK LINES, INC., a Delaware corporation ("CLTL"), hereby promises to pay to the order of CORESTATES BANK, N.A., a national banking association, (the "Bank"), the principal amount of [insert amount] DOLLARS ($[00,000,000]).

     This Note is the Refunding Term Note referred to in, is entitled to the benefits of and is secured by certain security interests referred to in the Credit Agreement (as such may be amended from time to time, the "Credit Agreement"), dated July 31, 1995, between CLTL and the Bank. Capitalized terms used herein and not defined shall have the meanings assigned to them in the Credit Agreement.

     Payments of principal shall be made as provided in the Credit Agreement. CLTL promises to pay interest on the aggregate unpaid principal amount of the Refunding Term Loan on the dates and at the rate or rates provided for in the Credit Agreement. The Credit Agreement also contains provisions for the acceleration of the maturity hereof upon the happening of certain events upon the terms and conditions specified therein. The principal of and interest on this Note is payable in forty-eight (48) equal consecutive monthly installments of principal plus interest accrued to the date of each payment payable on the first day of each month commencing with the first such date following the date hereof, provided that such first payment shall not be due less than fifteen (15) days following the date hereof, unless the maturity hereof is accelerated under the terms of the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in immediately available funds at the office of the Bank, Broad and Chestnut Streets, Philadelphia, Pennsylvania.

     This Note shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

     In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, CLTL further agrees, subject only to any limitation imposed by applicable law, to pay all reasonable expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     Presentment for payment, demand, protest, dishonor and notice of dishonor are hereby waived.

         IN WITNESS WHEREOF, and intending to be legally bound hereby, CLTL has caused this Note to be executed by its duly authorized officer as of the day and year first above written.


                                               CHEMICAL LEAMAN TANK LINES, INC.



                                               By:_____________________________
                                                  Title:

                                                                       EXHIBIT 5


                       Default and Compliance Certificate




     The undersigned, [president, chief executive or chief financial officer] of Chemical Leaman Tank Lines, Inc. does hereby certify that as of this date there exists no Event of Default as defined under the Credit Agreement dated July 31, 1995, as such has been amended from time to time (the "Credit Agreement"), between Chemical Leaman Tank Lines, Inc. and CoreStates Bank, N.A., or does there exist any event which with notice or lapse of time or both would become an Event of Default. Further, the undersigned does hereby certify the accuracy of the attached analysis of the extent to which Chemical Leaman Tank Lines, Inc. is in compliance with the Financial Condition and Ratios set forth in ss.5.1 of the Credit Agreement.



                                     ------------------------------------------
                                     [Name]
                                     [Title]

DATE:_________________

                        CHEMICAL LEAMAN TANK LINES, INC.
                                CREDIT AGREEMENT

                         Financial Condition and Ratios
                                    (ss.5.2)


ss.5.2(a)  BORROWING BASE - CLTL

           REQUIREMENT: aggregate principal amount of the Revolving Credit Loans, Term Loans and the face amount of all Letters of Credit outstanding (or the Refunding Term Loan, as applicable) shall not exceed 75% of aggregate Appraised Value of all Revenue Equipment.

           At [date], aggregate Appraised Value (75%) =     $
                                                            =============

           less:
              Revolving Credit Loans                              $____________
              Term Loans                                          $____________
              Letters of Credit (face amount)                      ____________
              Refunding Term Loan                                  ____________

                  Total                                           $
                                                                   ============
           NET AVAILABILITY                                       $____________


ss.5.2(b)  CURRENT RATIO - CLTL

           REQUIREMENT: Current Assets (excluding cash and cash equivalents which for any reason are restricted and not currently usable to pay Current Obligations) to Current Obligations (excluding current portion of long term liabilities) must equal or exceed 1.25:1.

           Current Assets                                         $____________
           less: cash and cash equivalents which are restricted
                 and not currently usable to pay Current
                 Obligations                                      $____________

                                                                   ============


           Current Obligations                                    $____________

           less: obligations under the notes issued by CLTL in
                 connection with Accounts Receivable Funding
                 Documents or the Associates Loan                 $____________

                                                                   ============

           CURRENT RATIO                                           ____________




Credit Agreement, July 31, 1995      - 1 -     Chemical Leaman Tank Lines, Inc.

ss.5.2(c)  TANGIBLE NET WORTH

           REQUIREMENT: CLC - Not less than $21,000,000.
           Tangible Net Worth at [date] =                         $
                                                                   ============


           REQUIREMENT: CLTL - Not less than $30,000,000.
           Tangible Net Worth at [date] =                         $
                                                                   ===========



ss.5.2(d)  TOTAL LIABILITIES TO TANGIBLE NET WORTH

           REQUIREMENT: CLC - Not in excess of 5.50 to 1 (liabilities include value of operating leases).

           Total Liabilities (shown on balance sheet excluding
           operating lease "obligations") =                       $____________
           plus:
              Operating lease "obligations"                       $____________
              Any other leases (to the extent not shown on
              balance sheet)                                      $____________

           less:
           Subordinated Debt (if any)                             $____________
           Total Liabilities                                      $
                                                                   ============

           Tangible Net Worth                                     $
                                                                   ============


           RATIO OF TOTAL LIABILITIES TO TANGIBLE NET WORTH        ============


           REQUIREMENT: CLTL - Not in excess of 3.40 to 1 (liabilities include value of operating leases).

           Total Liabilities (shown on balance sheet excluding operating lease
           "obligations") =                                       $____________

           plus:
              Operating lease "obligations"                       $____________
              Any other leases (to the extent not shown on
              balance sheet)                                      $____________

           less:
           Subordinated Debt (if any)                             $____________
           Total Liabilities                                      $
                                                                   ============

           Tangible Net Worth                                     $
                                                                   ============
           RATIO OF TOTAL LIABILITIES TO TANGIBLE NET WORTH
                                                                   ============


Credit Agreement, July 31, 1995      - 2 -     Chemical Leaman Tank Lines, Inc.

ss.5.2(e)  DEBT COVERAGE

           REQUIREMENT: CLC - ratio of Current Income to Adjusted Current Obligations of not less than 1.00:1 for the preceding four fiscal quarters.


         Current Income:                                                                      [IDENTIFY PERIOD]
              Net income                                                             $______________
              +   depreciation                                                                 _______________
              +   additions to any reserve for deferred tax liabilities                        _______________
              -   dividends or distributions paid or declared                                 (               )
                                                                                               ---------------
              -   reductions to any reserve for deferred tax liabilities                      (               )
                                                                                               ---------------
              CURRENT INCOME                                                                   $
                                                                                               ===============

         Adjusted Current Obligations:
              Obligations due within next succeeding 365 days:
                 Associates Loan (outstanding balance)        $_______________
                                                   x         0.20
                 Amount of Associates Loan deemed due
                 within the next succeeding 365 days          $            [1]
                                                               ===============

                 CoreStates Revolving Credit Loans and
                 Letters of Credit (aggregate balance)        $_______________
                                                   x         0.25
                 Amount of CoreStates Revolving Credit
                 Loans and Letters of Credit deemed due
                 within next 365 days                         $            [2]
                                                               ================

                 All other obligations (excluding equipment
                 obligations) due within next succeeding
                 365 days                            $               [3]
                                                       ==============

                 Total ([1]+[2]+[3])                                                           _______________

              ADJUSTED CURRENT OBLIGATIONS                                        _______________
                                                                                              $
                                                                                               ===============


         RATIO OF CURRENT INCOME TO CURRENT OBLIGATIONS                                        ---------------




Credit Agreement, July 31, 1995      - 3 -     Chemical Leaman Tank Lines, Inc.

ss.5.2(f)  INTEREST COVERAGE


         REQUIREMENT: CLC - a ratio of EBITD (as defined) to interest expense not less than 2.75:1. EBITD means consolidated net income, before taxes, interest expense, depreciation and extraordinary items.
                                                                                     [IDENTIFY PERIOD]
         Net income                                                               $____________
              Taxes                                                                ____________
              Interest expense                                                     ____________
              Depreciation                                                         ____________
              Extraordinary Items                                       _____________
         EBIDT                                                         $
                                                                        =============


         Interest expense                                                         $
                                                                                  =============

         RATIO OF EBIDT TO INTEREST EXPENSE                                       =============



Credit Agreement, July 31, 1995      - 4 -     Chemical Leaman Tank Lines, Inc.

                                                                   SCHEDULE 2.11


                                  Indebtedness



                                  See Attached.

                                                                   SCHEDULE 2.12


                                  Capital Stock



                                  See Attached.

                                 AMENDMENT NO. 1
                                       to
                                Credit Agreement

     Amendment No. 1, dated May 31, 1996, (herein called the "AMENDMENT") to Credit Agreement, dated July 31, 1995, (herein called the "AGREEMENT") by and between CHEMICAL LEAMAN TANK LINES, INC., a Delaware corporation (herein called "CLTL") and CORESTATES BANK, N.A., a national banking association (herein called the "BANK"). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Agreement.


                              Preliminary Statement

     WHEREAS, CLTL has requested that a new Termination Date be established 61 days immediately following the existing Termination Date as contemplated by ss.1.1(a) of the Agreement.

     WHEREAS, the Bank agrees to the request of CLTL on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and promises hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Section 1.1 of the Agreement. The date "May 31, 1996" set forth in the first sentence of ss.1.1 of the Agreement is hereby deleted and shall be and hereby is replaced by the date "July 31, 1996."

     2. Representations and Warranties. CLTL hereby restates the representations and warranties made in the Agreement, including but not limited to Article 2 thereof, on and as of the date hereof as if originally given on this date.

     3. Covenants. CLTL hereby represents and warrants that it is in compliance and has complied with each and every covenant set forth in the Agreement, including but not limited to Article 5 thereof, on and as of the date hereof.

     4. Proceedings, Instruments, Etc. All proceedings and actions taken on or prior to the date hereof in connection with this Amendment and all instruments incident thereto and hereto shall be in form and substance satisfactory to the Bank, and the Bank shall have received copies of all documents that it may request in connection with such proceedings, actions and transactions (including, without limitation, (i) certified resolutions of the Board of Directors of CLTL and Chemical Leaman Corporation authorizing the execution and delivery of this Amendment, and (ii) incumbency certificates specifying the officer(s) of CLTL and Chemical Leaman Corporation duly authorized to execute and deliver this Amendment).

     5. Affirmation. CLTL hereby affirms its absolute and unconditional promise to pay to the Bank the Loans and all other amounts due under the Agreement and any other Loan Document on the maturity date(s) provided in the Agreement or any other Loan Document, as such documents may be amended hereby.

     6. Effect of Amendment. This Amendment amends the Agreement only to the extent and in the manner herein set forth, and in all other respects the Agreement is ratified and confirmed.

Amendment No. 1 to
Credit Agreement                      - 1 -                         May 31, 1996

     7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their duly authorized representatives as of the date first above written.


102 Pickering Way                               CHEMICAL LEAMAN TANK LINES, INC.
Lionville, PA  19353
Attn:  David M. Boucher
       Senior Vice President
       Chief Financial Officer

                                                By: /s/ Philip J. Ringo
                                                    -----------------------
                                                   Name:
                                                   Title:


Transportation Leasing and                      CORESTATES BANK, N.A.
Construction Industry Services
FC 1-8-11-24
1339 Chestnut Street                            By: /s/ Howard M. Snyder
Philadelphia, PA  19107                             ------------------------
Attn: Howard M. Snyder                             Name:
                                                   Title:

The undersigned, as guarantor of the obligations of CLTL under and in connection with the Agreement, hereby acknowledges the foregoing Amendment to said Agreement as indicated above and affirms its absolute and unconditional obligations as set forth in the Guarantee Agreement dated July 31, 1995.


102 Pickering Way                               CHEMICAL LEAMAN CORPORATION
Lionville, PA  19353
Attention:

Dated:  May 31, 1996
                                                By: /s/ David M. Boucher
                                                    -----------------------
                                                   Name:
                                                   Title:

Amendment No. 1 to
Credit Agreement                      - 2 -                         May 31, 1996

                                 AMENDMENT NO. 2
                                       to
                                Credit Agreement

     Amendment No. 2, dated July 31, 1996, (herein called the "AMENDMENT") to Credit Agreement, dated July 31, 1995, (herein called the "AGREEMENT") by and between CHEMICAL LEAMAN TANK LINES, INC., a Delaware corporation (herein called "CLTL") and CORESTATES BANK, N.A., a national banking association (herein called the "BANK"). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Agreement.

                              Preliminary Statement

     WHEREAS, CLTL has requested that a new Termination Date be established and that certain other modifications be made to the Agreement as hereinafter set forth.

     WHEREAS, the Bank agrees to the requests of CLTL on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and promises hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Section 1.1 of the Agreement. The date "July 31, 1996" set forth in the first sentence of ss.1.1 of the Agreement is hereby deleted and shall be and hereby is replaced by the date "January 1, 1998."

     2. Section 1.9 of the Agreement. The phrase "prepayment of an Adjusted Libor Rate Loan or" set forth in the second sentence of ss.1.9 of the Agreement is hereby deleted and shall be and hereby is replaced by the phrase "prepayment of any Loan based upon an Adjusted Libor Rate."

     3. Section 1.11(b) of the Agreement. ss.1.11(b) of the shall be and hereby is amended and restated in its entirety to be as follows:

         "(b) Interest Rate Election. At CLTL's election in accordance with the provisions of ss.1.3 hereof, each advance under the Revolving Credit Loan shall bear interest on the outstanding principal amount thereof from the date of the advance at (i) the Base Rate plus the Applicable Base Rate Margin set forth in the table below, such rate to change when and as the Base Rate changes, or (ii) the Adjusted Libor Rate plus the Applicable Libor Margin set forth in the table below. In the event CLTL shall fail to make an interest rate election, the advance to be made shall bear interest as provided in clause (i) of this ss.1.11(b).


Amendment No. 2 to
Credit Agreement                      - 1 -                        July 31, 1996

                  "APPLICABLE BASE RATE MARGIN" and "APPLICABLE LIBOR MARGIN" shall mean the percentages as listed in the following table based on the Leverage Ratio at the date of determination.

      Leverage Ratio             Applicable Base           Applicable Libor
                                   Rate Margin                  Margin

      Greater than 5.0:1              3/4%                 300 basis points

      Equal to or less than 5.0:1     1/2%                 275 basis points

               The term "LEVERAGE RATIO" shall mean the ratio of Total Liabilities to Tangible Net Worth as those terms are defined in ss.5.2(c) and (d) of this Agreement."

     4. Section 5.2(a) of the Agreement. ss.5.2(a) of the Agreement shall be and hereby is amended to add a definition of Adjusted Appraised Value and to amend and restate, in its entirety, the definitions of Appraised Value and Borrowing Base as follows:

                  ""Adjusted Appraised Value" shall mean the Appraised Value multiplied by a percentage which shall be 100% through September 30, 1996 and which shall thereafter reduce by 2% as of the first day of each calendar quarter thereafter. For example, the percentage shall be 98% during the period October 1, 1996 through December 31, 1996; the percentage shall be 96% during the period January 1, 1997 through March 31, 1997; the percentage shall be 94% during the period April 1, 1997 through June 30, 1997; and so on.

                  "Appraised Value" shall mean (a) that value determined annually on or about July 1 of each year by an independent appraiser of recognized standing who shall be selected by CLTL with the consent of the Bank (which consent shall not be unreasonably withheld) as the aggregate of the fair market values of each item of Revenue Equipment listed on Schedule A to the Security Agreement as such schedule shall exist at the time of the annual appraisal other than Revenue Equipment set forth in Exhibit 6 to the Agreement and (b) the values of the items of Revenue Equipment as set forth in said Exhibit 6 to the Agreement. Appraised value shall be adjusted at the time any item of Revenue Equipment is withdrawn or added to Schedule A during the course of each year with the fair market value of deletions and additions to be the value of each item of Revenue Equipment as such is listed on the most recent annual appraisal for items other than items listed in Exhibit 6 and at the amounts listed for items listed in said Exhibit
                  6. In the event an item of Revenue Equipment to be added to Schedule A is not listed on the most recent annual appraisal, the fair market value of such addition shall be determined in good faith by CLTL at the time of the addition on a basis consistent with that employed by the appraiser in connection with the most recent annual appraisal, provided, however, if the Bank shall object to the value placed on any such addition the proposed addition shall have no value for this purpose until a valuation is completed for such item at the time of the next annual appraisal.


Amendment No. 2 to
Credit Agreement                      - 2 -                        July 31, 1996

                  "Borrowing Base" shall mean an amount equal to the sum of 80% of the aggregate Adjusted Appraised Value of all Revenue Equipment."

     5. Section 5.2(d) of the Agreement. The first sentence of ss.5.2(d) of the Agreement shall be and hereby is amended in its entirety to be as follows:

                  "(d) Liabilities to Tangible Net Worth. A ratio of Total Liabilities to Tangible Net Worth (as defined above) which is not at any time more than the following:

         Dates                                       CLC               CLTL

         On or before June 29, 1997                  7.0:1             3.6:1
         June 30, 1997 through December 30, 1997     6.5:1             3.6:1
         December 31, 1997 through June 29, 1998     5.8:1             3.6:1
         June 30, 1998 through December 30, 1998     5.5:1             3.6:1
         On or after December 31, 1998               5.0:1             3.6:1"

     6. Section 5.14 of the Agreement. ss.5.14 of the Agreement shall be and hereby is amended and restated in its entirety to be as follows:

                  "5.14 Loans; Advances. CLTL shall not make any loans or advances to others, except that CLTL may make loans and advances to (a) its Subsidiaries, CLC and CLC's Subsidiaries in an aggregate amount not to exceed $28,000,000 at any time outstanding, and (b) its owner/operators (who are individuals) in an aggregate amount not to exceed $100,000 at any time outstanding. Neither CLC nor CLTL shall make any loans or advances, directly or indirectly, to, nor refinance any loan or advance to, any shareholder of CLC after July 31, 1996 in excess of $1,000,000. Any loan to any person purchasing capital stock of CLC or CLTL in exchange for the delivery of a promise to pay and not involving the delivery of any cash or asset of the selling corporation shall not be deemed a loan or advance for purposes of this ss.5.14."

     7. Exhibit 5 to the Agreement. The reference to the Financial Condition and Ratios in the form of Default and Compliance Certificate set forth as Exhibit 5 to the Agreement shall be changed from "ss.5.1" to "ss.5.2", and the form of the analysis of compliance with the Financial Condition and Ratios set forth in ss.5.2 to be attached to said Default and Compliance Certificate shall set forth the requirements and analysis of each subsection of ss.5.2 of the Agreement in conformity with ss.5.2 as it shall exist at the time of submission.

     8. Exhibit 6 to the Agreement. A new exhibit to be named Exhibit 6 shall be deemed added to the Agreement hereby which exhibit shall consist of the listing of certain Revenue Equipment acquired from Ott Plastics Corporation which also sets forth a value for each item of Revenue Equipment, all as set forth in
Exhibit 6 attached hereto.

     9. Representations and Warranties. CLTL hereby restates the representations and warranties made in the Agreement, including but not limited to Article 2 thereof, on and as of the date hereof as if originally given on this date.

Amendment No. 2 to
Credit Agreement                      - 3 -                        July 31, 1996

     10. Covenants. CLTL hereby represents and warrants that it is in compliance and has complied with each and every covenant set forth in the Agreement, including but not limited to Article 5 thereof, on and as of the date hereof.

     11. Security Agreement, ss.3(c). The Bank hereby waives the requirement set forth in ss.3(c) of the Security Agreement, dated July 31, 1995, executed by CLTL in favor of the Bank, that a schedule of the Equipment in form satisfactory to the Bank be delivered to it not later than the thirtieth day of each month for so long as CLTL shall deliver such schedule of Equipment to the Bank on each June 30th and December 31st beginning December 31, 1996.

     12. Proceedings, Instruments, Etc. All proceedings and actions taken on or prior to the date hereof in connection with this Amendment and all instruments incident thereto and hereto shall be in form and substance satisfactory to the Bank, and the Bank shall have received copies of all documents that it may request in connection with such proceedings, actions and transactions (including, without limitation, (i) certified resolutions of the Board of Directors of CLTL and Chemical Leaman Corporation authorizing the execution and delivery of this Amendment, and (ii) incumbency certificates specifying the officer(s) of CLTL and Chemical Leaman Corporation duly authorized to execute and deliver this Amendment).

     13. Affirmation. CLTL hereby affirms its absolute and unconditional promise to pay to the Bank the Loans and all other amounts due under the Agreement and any other Loan Document on the maturity date(s) provided in the Agreement or any other Loan Document, as such documents may be amended hereby.

     14. Effect of Amendment. This Amendment amends the Agreement only to the extent and in the manner herein set forth, and in all other respects the Agreement is ratified and confirmed.

     15. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their duly authorized representatives as of the date first above written.

102 Pickering Way                               CHEMICAL LEAMAN TANK LINES, INC.
Lionville, PA  19353
Attn:  David M. Boucher
       Senior Vice President
       Chief Financial Officer
                                                By: /s/ Philip J. Ringo
                                                    --------------------------
                                                   Name: Philip J. Ringo
                                                   Title: President

Amendment No. 2 to
Credit Agreement                      - 4 -                        July 31, 1996

Transportation Leasing and                     CORESTATES BANK, N.A.
Construction Industry Services
FC 1-8-11-24
1339 Chestnut Street                           By: /s/ Howard M. Snyder
Philadelphia, PA  19107                            --------------------
Attn: David D'Antonio                              Name: Howard M. Snyder
                                                   Title: Commericial Officer

The undersigned, as guarantor of the obligations of CLTL under and in connection with the Agreement, hereby acknowledges the foregoing Amendment to said Agreement as indicated above and affirms its absolute and unconditional obligations as set forth in the Guarantee Agreement dated July 31, 1995.


102 Pickering Way                                    CHEMICAL LEAMAN CORPORATION
Lionville, PA  19353
Attention:

Dated:  July 31, 1996

                                                By: /s/ David M. Boucher
                                                    -------------------------
                                                   Name: David M. Boucher
                                                   Title: Senior Vice President

Amendment No. 2 to
Credit Agreement                      - 5-                        July 31, 1996

                                 AMENDMENT NO. 3
                                       to
                                Credit Agreement

     Amendment No. 3, dated November 22, 1996, (herein called the "AMENDMENT") to Credit Agreement, dated July 31, 1995, (herein called the "AGREEMENT") by and between CHEMICAL LEAMAN TANK LINES, INC., a Delaware corporation (herein called "CLTL") and CORESTATES BANK, N.A., a national banking association (herein called the "BANK"). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Agreement.


                              Preliminary Statement

     WHEREAS, CLTL has requested that ss.5.2(d) of the Agreement be amended to relax the Liabilities to Tangible Net Worth test with respect to CLC through December 30, 1996 as hereinafter set forth.

     WHEREAS, the Bank agrees to the request of CLTL on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and promises hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Section 5.2(d) of the Agreement. The first sentence of ss.5.2(d) of the Agreement shall be and hereby is amended in its entirety to be as follows:

         "(d) Liabilities to Tangible Net Worth. A ratio of Total Liabilities to Tangible Net Worth (as defined above) which is not at any time more than the following:

     Dates                                                 CLC              CLTL

     On or before December 30, 1997               8.0:1           3.6:1
     December 31, 1997 through June 29, 1998              7.0:1           3.6:1
     June 30, 1998 through December 30, 1998              6.5:1           3.6:1
     On or after December 31, 1998                6.0:1           3.6:1"

         2. Representations and Warranties. CLTL hereby restates the representations and warranties made in the Agreement, including but not limited to Article 2 thereof, on and as of the date hereof as if originally given on this date.

         3. Covenants. CLTL hereby represents and warrants that it is in compliance and has complied with each and every covenant set forth in the Agreement, including but not limited to Article 5 thereof, on and as of the date hereof.

         4. Proceedings, Instruments, Etc. All proceedings and actions taken on or prior to the date hereof in connection with this Amendment and all instruments incident thereto and hereto shall be in form and substance satisfactory to the Bank, and the Bank shall have received copies of all documents that it may request in connection with such proceedings, actions and transactions (including, without limitation, (i) certified resolutions

Amendment No. 3 to
Credit Agreement                      - 1 -                    November 22, 1996
of the Board of Directors of CLTL and Chemical Leaman Corporation authorizing the execution and delivery of this Amendment, and (ii) incumbency certificates specifying the officer(s) of CLTL and Chemical Leaman Corporation duly authorized to execute and deliver this Amendment).

     5. Affirmation. CLTL hereby affirms its absolute and unconditional promise to pay to the Bank the Loans and all other amounts due under the Agreement and any other Loan Document on the maturity date(s) provided in the Agreement or any other Loan Document, as such documents may be amended hereby.

     6. Effect of Amendment. This Amendment amends the Agreement only to the extent and in the manner herein set forth, and in all other respects the Agreement is ratified and confirmed.

     7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their duly authorized representatives as of the date first above written.


102 Pickering Way                               CHEMICAL LEAMAN TANK LINES, INC.
Lionville, PA  19353
Attn: David M. Boucher
      Senior Vice President
      Chief Financial Officer
                                                By: /s/ Thomas D. Schubert
                                                    --------------------------
                                                   Name: Thomas D. Schubert
                                                   Title: Vice President


Transportation Leasing and                      CORESTATES BANK, N.A.
Construction Industry Services
FC 1-8-11-24
1339 Chestnut Street
Philadelphia, PA  19107
Attn: Amos N. Beason
                                                By: /s/ Amos N. Beason
                                                    ------------------------
                                                   Name: Amos N. Beason
                                                   Title: Assistant Vice
                                                          President

Amendment No. 3 to
Credit Agreement                      - 2 -                    November 22, 1996

The undersigned, as guarantor of the obligations of CLTL under and in connection with the Agreement, hereby acknowledges the foregoing Amendment to said Agreement as indicated above and affirms its absolute and unconditional obligations as set forth in the Guarantee Agreement dated July 31, 1995.


102 Pickering Way                            CHEMICAL LEAMAN CORPORATION
Lionville, PA  19353
Attention:

Dated: November 22, 1996

                                             By: /s/ David M. Boucher
                                                 ---------------------------
                                                Name: David M. Boucher
                                                Title: Senior Vice President

Amendment No. 3 to
Credit Agreement                      - 3 -                    November 22, 1996

                                 AMENDMENT NO. 4
                                       to
                                Credit Agreement

     Amendment No. 4, dated January 13, 1997, (herein called the "AMENDMENT") to Credit Agreement, dated July 31, 1995, (herein called the "AGREEMENT") by and between CHEMICAL LEAMAN TANK LINES, INC., a Delaware corporation (herein called "CLTL") and CORESTATES BANK, N.A., a national banking association (herein called the "BANK"). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Agreement.

                              Preliminary Statement

     WHEREAS, CLTL has requested that the Agreement be amended to include, as Collateral and for the purpose of the Borrowing Base, certain life insurance policies listed in Exhibit 7 attached hereto which are to be assigned by CLTL and CLC to the Bank as security for the payment, promptly when due, and the punctual performance of all of the Liabilities (as defined in the Security Agreement referred to in the Agreement).

     WHEREAS, the Bank agrees to the request of CLTL on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and promises hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Section 2.15 of the Agreement. A new Section 2.15 shall hereby be deemed added to the Agreement which shall be as follows:

         "2.15 Life Insurance Policy Collateral. CLTL or CLC, as applicable, is the absolute owner of each life insurance policy listed in Exhibit 7 attached hereto (the "Life Insurance Policy Collateral") and the information set forth in Exhibit 7 with respect to each policy is true and correct as of the date of this Amendment; further, (i) each policy is in full force and effect, (ii) no default, lien or other encumbrance exists with respect to any policy, (iii) all premiums owed under each policy have been paid when due, (iv) no policy loan, borrowing or debt exists with respect to any policy, (v) CLTL or CLC has not been notified of the death of any person listed in the column "Insured Life" in Exhibit 7, (vi) no policy has been assigned to any person other than CLTL or CLC, and (vii) CLTL or CLC, as applicable, has full and unrestricted legal authority to assign, transfer, set over and deliver to the Bank, and such assignment will have the effect of transferring, setting over and conveying to the Bank, ownership of each policy free and clear of any liens, encumbrances, or security interests whatsoever, to the full extent of CLTL's or CLC's interest in said policy, the value of which interest in each policy is at least equal to the amount set forth in the column "Net Cash Surrender Value 12.31.96" in Exhibit 7."

     2. Section 3.1 of the Agreement. Section 3.1 of the Agreement shall be and hereby is amended in its entirety to be as follows:

         "3.1 Security Documents. As security for the punctual payment in full of all installments of principal, interest, fees and other amounts payable under any Loan Document, the Bank shall (i) continue to have a valid, perfected first lien on and security interest in the Collateral (as that term is defined in the Security Agreement, dated July 31, 1995, executed by CLTL in favor of the Bank, which agreement amends and restates the Amended and Restated

Amendment No. 4 to
Credit Agreement                      - 1 -                    January 13, 1997

     Equipment Security Agreement, dated May 14, 1993, executed by CLTL in favor of the Bank), and (ii) have and continue to have a valid, perfected first lien on and security interest in the Life Insurance Policy Collateral as assignee under an assignment of each life insurance policy as collateral on the appropriate forms for such an assignment. As additional security for said obligations, the Bank shall have the rights and benefits specified in
     (a) the Guarantee Agreement, dated July 31, 1995, executed by CLC in favor of the Bank, which agreement amends and restates the Amended and Restated Guarantee Agreement, dated May 14, 1993, executed by CLC in favor of the Bank, and (b) the Pledge Agreement, dated July 31, 1995, executed by CLC in favor of the Bank, which agreement amends and restates the Amended and Restated Pledge Agreement, dated May 14, 1993, executed by CLC in favor of the Bank (all the documents referred to in this ss.3.1 are collectively referred to herein as the "Security Documents")."

     3. Section 3.2 of the Agreement. Section 3.2 of the Agreement shall be and hereby is amended in its entirety to be as follows:

         "3.2 Release of Collateral. Upon the payment in full of the entire principal balance, and any interest, fees and other amounts payable under all Loan Documents, the termination of the Commitments of the Bank and the cash collateralization of all Letters of Credit, the Bank shall release the lien and security interest of the Bank in the assets of CLTL and such other persons as specified in each of the Security Documents and shall do such things as are reasonably requested by CLTL to effect such release. At the election of CLTL and upon receipt of written notice to the Bank therefor, the Bank shall release the lien and security interest of the Bank in the Life Insurance Policy Collateral, provided that (i) no Event of Default or event, which with the giving of notice or the lapse of time or both, would constitute an Event of Default, shall exist immediately prior to such release or immediately following such release, and (ii) the request by CLTL for release of the Life Insurance Policy Collateral shall be for not less than all of the Life Insurance Policy Collateral then in effect."

     4. Section 5.1(g) of the Agreement. A new Section 5.1(g) shall hereby be deemed added to the Agreement which shall be as follows:

         "5.1(g) Life Insurance Policy Collateral Report. Within 30 days after the end of each calendar quarter, CLTL will deliver to the Bank a letter report from each insurer (or each such insurer's authorized agent) that has written a policy which is part of the Life Insurance Policy Collateral setting forth the net cash surrender value of each such policy at the end of the previous calendar quarter, and certifying (i) the nonexistence of any loan, borrowing or debt with respect to each policy, (ii) whether the insurer has received notice of the death of an insured individual, (iii) the payment of all premiums due with respect to each policy, and (iv) whether each policy remains in full force and effect. In addition, CLTL shall immediately provide the Bank with copies of any and all notices, reports and correspondence received by it or CLC in respect of any of the policies."

     5. Section 5.2(a) of the Agreement. Section 5.2(a) of the Agreement shall be and hereby is amended to amend and restate, in its entirety, the definition of Borrowing Base as follows:

         "Borrowing Base" shall mean an amount equal to the sum of (i) 80% of the aggregate Adjusted Appraised Value of all Revenue Equipment and (ii) the net cash surrender value of the

Amendment No. 4 to
Credit Agreement                      - 2 -                    January 13, 1997

     Life Insurance Policy Collateral at December 31, 1996 for those policies which remain in effect at the date of the calculation of the Borrowing Base.

     6. Section 5.17 of the Agreement. A new Section 5.17 shall hereby be deemed added to the Agreement which shall be as follows:

         "5.17 Life Insurance Policy Collateral. CLTL or CLC, as applicable, will pay when due all premiums and other amounts due in respect of each policy constituting a part of the Life Insurance Policy Collateral in order to maintain each such policy in full force and effect."

     7. Exhibit 5 to the Agreement. Exhibit 5 to the Agreement shall be and hereby is amended and restated in its entirety to be as set forth in Exhibit 5 attached hereto.

     8. Exhibit 7 to the Agreement. A new exhibit to be named Exhibit 7 shall be deemed added to the Agreement hereby which exhibit shall be as set forth in
Exhibit 7 attached hereto.

     9. Representations and Warranties. CLTL hereby restates the representations and warranties made in the Agreement, including but not limited to Article 2 thereof, on and as of the date hereof as if originally given on this date.

     10. Covenants. CLTL hereby represents and warrants that it is in compliance and has complied with each and every covenant set forth in the Agreement, including but not limited to Article 5 thereof, on and as of the date hereof.

     11. Proceedings, Instruments, Etc. All proceedings and actions taken on or prior to the date hereof in connection with this Amendment and all instruments incident thereto and hereto shall be in form and substance satisfactory to the Bank, and the Bank shall have received copies of all documents that it may request in connection with such proceedings, actions and transactions (including, without limitation, (i) certified resolutions of the Board of Directors of CLTL and CLC authorizing the execution and delivery of this Amendment, all assignments of life insurance policies as collateral and all related documents, (ii) incumbency certificates specifying the officer(s) of CLTL and CLC duly authorized to execute and deliver this Amendment), (iii) the legal opinion of Messrs. Pepper, Hamilton & Scheetz in form and substance satisfactory to the Bank and (iv) such other documents, matters, proceedings and actions as the Bank shall request).

     12. Assignments of Life Insurance Policies. All assignments of life insurance policies written by Massachusetts Mutual Life Insurance Company ("MassMutual") and the Manufacturers Life Insurance Company ("ManuLife") shall be in the form and substance attached hereto as Attachments 1 (MassMutual split dollar policies and key person policies) and 2 (ManuLife policies), respectively.

     13. Affirmation. CLTL hereby affirms its absolute and unconditional promise to pay to the Bank the Loans and all other amounts due under the Agreement and any other Loan Document on the maturity date(s) provided in the Agreement or any other Loan Document, as such documents may be amended hereby.

     14. Effect of Amendment. This Amendment amends the Agreement only to the extent and in the manner herein set forth, and in all other respects the Agreement is ratified and confirmed.

     15. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.

Amendment No. 4 to
Credit Agreement                      - 3 -                    January 13, 1997

     IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their duly authorized representatives as of the date first above written.

102 Pickering Way                             CHEMICAL LEAMAN TANK LINES, INC.
Lionville, PA  19353
Attn: David M. Boucher
      Senior Vice President
      Chief Financial Officer
                                              By: /s/ Thomas D. Schubert
                                                  -------------------------
                                                 Name: Thomas D. Schubert
                                                 Title: Vice President

Transportation Leasing and                    CORESTATES BANK, N.A.
Construction Industry Services
FC 1-8-11-24
1339 Chestnut Street
Philadelphia, PA  19107
Attn: David D'Antonio
                                              By: /s/ Amos N. Beason
                                                  --------------------------
                                                 Name: Amos N. Beason
                                                 Title: Assistant Vice
                                                        President

The undersigned, as guarantor of the obligations of CLTL under and in connection with the Agreement, hereby acknowledges the foregoing Amendment to said Agreement as indicated above and affirms its absolute and unconditional obligations as set forth in the Guarantee Agreement dated July 31, 1995.

102 Pickering Way                             CHEMICAL LEAMAN CORPORATION
Lionville, PA  19353
Attention:

Dated: January 13, 1997

                                              By: /s/ David M. Boucher
                                                  --------------------------
                                                 Name: David M. Boucher
                                                 Title: Senior Vice President

Amendment No. 4 to
Credit Agreement                      - 4 -                    January 13, 1997

                                                                       EXHIBIT 5


                       Default and Compliance Certificate


     The undersigned, [president, chief executive or chief financial officer] of Chemical Leaman Tank Lines, Inc. does hereby certify that as of this date there exists no Event of Default as defined under the Credit Agreement dated July 31, 1995, as such has been amended from time to time (the "Credit Agreement"), between Chemical Leaman Tank Lines, Inc. and CoreStates Bank, N.A., or does there exist any event which with notice or lapse of time or both would become an Event of Default. Further, the undersigned does hereby certify the accuracy of the attached analysis of the extent to which Chemical Leaman Tank Lines, Inc. is in compliance with the Financial Condition and Ratios set forth in ss.5.2 of the Credit Agreement.



                                              ---------------------------------
                                              [Name]
                                              [Title]

DATE:_________________

                        CHEMICAL LEAMAN TANK LINES, INC.
                                CREDIT AGREEMENT

                         Financial Condition and Ratios
                                    (ss.5.2)


ss.5.2(a)  BORROWING BASE - CLTL

         REQUIREMENT: aggregate principal amount of the Revolving Credit Loans, Term Loans and the face amount of all Letters of Credit outstanding (or the Refunding Term Loan, as applicable) shall not exceed the sum of (i)
         80% of aggregate Appraised Value of all Revenue Equipment and (ii) the net cash surrender value of the Life Insurance Policy Collateral at December 31, 1996 for those policies which remain in effect at the date of the calculation of the Borrowing Base.

         At [date], aggregate Appraised Value (80%) =                          $________________
         Net cash surrender value at December 31, 1996
         of Life Insurance Policy Collateral =                                 $________________
                  Total                                                        $
                                                                                ================
         less:
              Revolving Credit Loans                                           $________________
              Term Loans                                                $_____________
              Letters of Credit (face amount)                                   ________________
              Refunding Term Loan                                               ________________
                  Total                                                        $
                                                                                ================

         NET AVAILABILITY                                                      $________________

ss.5.2(b)       CURRENT RATIO - CLTL

         REQUIREMENT: Current Assets (excluding cash and cash equivalents which for any reason are restricted and not currently usable to pay Current Obligations) to Current Obligations (excluding current portion of long term liabilities) must equal or exceed 1.25:1.

         Current Assets                                                        $________________
         less:       cash and cash equivalents which are restricted and not
                     currently usable to pay Current Obligations             - $________________

                                                                                ================
         Current Obligations                                                   $________________
         less:       obligations under the notes issued by CLTL in connection
                     with Accounts Receivable Funding Documents or the
                     Associates Loan                                         - $________________

                                                                                ================
         CURRENT RATIO                                                          ________________



Amendment No. 4 to
Credit Agreement                      - 1 -                    January 13, 1997
ss.5.2(c)       TANGIBLE NET WORTH


         REQUIREMENT: CLC - Not less than $21,000,000.
         Tangible Net Worth at [date] =                                        $
                                                                                ================

         REQUIREMENT: CLTL - Not less than $30,000,000.
         Tangible Net Worth at [date] =                                        $
                                                                                ================



ss.5.2(d)       TOTAL LIABILITIES TO TANGIBLE NET WORTH

         REQUIREMENT: CLC - Not in excess of 8.0 to 1 (on or before December 30,
         1997), 7.0 to 1 (December 31, 1997 through June 29, 1998), 6.5 to 1
         (June 30, 1998 through December 30, 1998) or 6.0 to 1 (on or after December 31, 1998). Liabilities include value of operating leases.


         Total Liabilities (shown on balance sheet excluding operating lease
         "obligations") =                                                      $_________________
         plus:
              Operating lease "obligations"                                           $__________________
              Any other leases (to the extent not shown on balance sheet)             $__________________
         less:
         Subordinated Debt (if any)                                                   $__________________
         Total Liabilities                                                     $
                                                                                =================

         Tangible Net Worth                                                           $
                                                                                       ==================

         RATIO OF TOTAL LIABILITIES TO TANGIBLE NET WORTH



         REQUIREMENT: CLTL - Not in excess of 3.60 to 1 (liabilities include value of operating leases).

         Total Liabilities (shown on balance sheet excluding operating lease
         "obligations") =                                                      $_________________
         plus:
              Operating lease "obligations"                                            $_________________
              Any other leases (to the extent not shown on balance sheet)              $_________________
         less:
         Subordinated Debt (if any)                                                    $_________________
         Total Liabilities                                                     $
                                                                                =================

         Tangible Net Worth                                                            $
                                                                                        =================

         RATIO OF TOTAL LIABILITIES TO TANGIBLE NET WORTH                               =================


Amendment No. 4 to
Credit Agreement                      - 2 -                    January 13, 1997
ss.5.2(e)       DEBT COVERAGE

         REQUIREMENT: CLC - ratio of Current Income to Adjusted Current Obligations of not less than 1.00:1 for the preceding four fiscal quarters.


         Current Income:                                                                [IDENTIFY PERIOD]
              Net income                                                             $_______________
              +   depreciation                                                              ______________
              +   additions to any reserve for deferred tax liabilities               _______________
              -   dividends or distributions paid or declared                               (_____________)
              -   reductions to any reserve for deferred tax liabilities                    (_____________)

              CURRENT INCOME                                                                $
                                                                                             =============

         Adjusted Current Obligations:
              Obligations due within next succeeding 365 days:
                 Associates Loan (outstanding balance)          $_______________
                                                      x         0.20
                 Amount of Associates Loan deemed due
                 within the next succeeding 365 days            $               [1]
                                                                ================

                 CoreStates Revolving Credit Loans and
                 Letters of Credit (aggregate balance)          $_______________
                                                      x         0.25
                 Amount of CoreStates Revolving Credit
                 Loans and Letters of Credit deemed due
                 within next 365 days                           $               [2]
                                                                ================

                 All other obligations (excluding equipment
                 obligations) due within next succeeding
                 365 days                                       $               [3]
                                                                ================

                 Total ([1]+[2]+[3])                                                         ______________

              ADJUSTED CURRENT OBLIGATIONS                                            _______________
                                                                                            $
                                                                                             ==============

         RATIO OF CURRENT INCOME TO CURRENT OBLIGATIONS                                      --------------


Amendment No. 4 to
Credit Agreement                      - 3 -                    January 13, 1997
ss.5.2(f)       INTEREST COVERAGE

         REQUIREMENT: CLC - a ratio of EBITD (as defined) to interest expense not less than 2.75:1. EBITD means consolidated net income, before taxes, interest expense, depreciation and extraordinary items.

                                                                                   [IDENTIFY PERIOD]

         Net income                                                             $_______________
              Taxes                                                              _______________
              Interest expense                                                   _______________
              Depreciation                                                       _______________
              Extraordinary Items                                           ______________

         EBIDT                                                                  $
                                                                                 ===============

         Interest expense                                                   $
                                                                             =============

         RATIO OF EBIDT TO INTEREST EXPENSE                                      ===============

Amendment No. 4 to
Credit Agreement                      - 4 -                    January 13, 1997

                                                                       EXHIBIT 7


                        Life Insurance Policy Collateral



Owner of        Insurer(1)       Policy           Policy Face       Net Cash Surrender        Insured
 Policy                          Number              Value            Value 12.31.96           Life
--------        ---------        ------           -----------       ------------------        -------

CLC              MMLIC         7 409 421          $100,000.00           $9,527.66            Denil, Peter
CLC              MMLIC         7 719 174           $25,000.00           $1,716.53            Denil, Peter
CLC              MMLIC         7 467 532          $150,000.00          $22,518.45            Kilcullen, J.J.
CLC              MMLIC         7 017 196          $150,000.00          $36,066.17            Montgomery, A.
CLC              MMLIC         7 026 814          $150,000.00          $36,193.57            Parkerson, E.C.
CLC              MMLIC         7 450 800          $100,000.00          $10,926.18            Payne, R.D.
CLC              MMLIC         7 108 025           $87,500.00          $32,404.36            Shearer, E.E.
CLC              MMLIC         7 381 116        $1,370,000.00         $249,034.25            Hamilton, D.R.
CLC              MMLIC         7 479 421          $430,000.00          $62,964.13            Kilcullen, J.J.
CLC              MMLIC         7 698 737          $194,000.00          $21,703.10            Kilcullen, J.J.
CLC              MMLIC         7 333 916          $325,000.00          $47,520.24            Parkerson, E.C.
CLTL               MF          4930909-9          $152,000.00          $20,038.66            Graham, C.
CLTL               MF          4904658-4          $271,000.00          $17,914.95            Fernald, C.
CLTL               MF          4904657-6          $167,000.00          $40,304.58            Littlepage, R.
CLTL               MF          4904656-8          $317,000.00          $68,007.42            Shertz, R.
                               TOTAL            $3,713,500.00         $676,840.25

(1)   MMLIC = Massachusetts Mutual Life Insurance Company.
      MF = Manufacturers Life Insurance Company.